As filed with the Securities and Exchange Commission on April 9, 2009

1933 Act File No.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ PRE-EFFECTIVE AMENDMENT NO.	☐ POST-EFFECTIVE AMENDMENT NO.

MFS® SERIES TRUST I

(Exact Name of Registrant as Specified in Charter)

500 Boylston, Street, Boston, Massachusetts 02116

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: 617-954-5000

Susan S. Newton, Massachusetts Financial Services Company,

500 Boylston Street, Boston, Massachusetts 02116

(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As soon as practicable after the effective date of the registration statement.

Title of Securities Being Registered: Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Class R4 shares of beneficial interest in the series of the Registrant designated MFS Value Fund, a series of MFS Series Trust I

NO FILING FEE IS REQUIRED BECAUSE AN INDEFINITE NUMBER OF SHARES HAVE PREVIOUSLY BEEN REGISTERED PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. PURSUANT TO RULE 429, THIS REGISTRATION STATEMENT RELATES TO SHARES PREVIOUSLY REGISTERED ON FORM N-1A (FILE NO. 33-7638)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON

MAY 18, 2009 PURSUANT TO RULE 488

MFS STRATEGIC VALUE FUND

500 Boylston Street, Boston, Massachusetts 02116-3741

(617) 954-5000

May [    ], 2009

Dear Shareholder:

I am writing to ask for your vote on an important matter that will affect your investment in the MFS® Strategic Value Fund (the “Strategic Value Fund”). Votes will be cast at a shareholder meeting scheduled for July 9, 2009. While you are, of course, welcome to join us at the Strategic Value Fund’s meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card or by voting by telephone or over the Internet.

You may be aware that MFS offers a wide array of funds designed to meet the investment needs of investors. MFS offers a fund that is similar to the Strategic Value Fund called the MFS® Value Fund (the “Value Fund”). The Value Fund and the Strategy Value Fund have identical investment objectives, and the Value Fund’s investment strategies and policies are similar to those of the Strategic Value Fund. The primary difference between the funds is that the Value Fund generally focuses its investments on companies with large market capitalizations, while the Strategic Value Fund invests in companies of all sizes. This reorganization would provide you with the opportunity to participate in a larger combined fund with the same investment objective, similar strategies and policies, potentially lower expenses resulting from fixed costs being spread over a larger asset base and potentially greater prospects for asset growth over time.

After careful consideration, the Strategic Value Fund’s Trustees have unanimously determined that a tax-free reorganization of the Strategic Value Fund into the Value Fund would be in your best interests. For this reason, your Trustees recommend that you vote FOR the proposed transaction, by attending the meeting and voting in person, by signing and returning the enclosed proxy card, or by following the instructions on the proxy card to vote via telephone or over the Internet. This proposed reorganization is detailed in the enclosed Prospectus/Proxy Statement. For your convenience, a summary of the transaction is included in question and answer format at the beginning of the Prospectus/Proxy Statement. You should read both thoroughly before voting.

YOUR VOTE MAKES A DIFFERENCE

No matter what the size of your investment may be, your vote is critical. I urge you to review the enclosed materials and to vote according to the manner specified, either by mail, by phone, via the Internet or in person. Your prompt response will help avoid the need for additional mailings at the Strategic Value Fund’s expense. For your convenience, we have provided a postage-paid envelope should you choose to vote by mail.

If you have any questions or need additional information, please contact your financial adviser or call [1-800-            ], Monday through Friday between [9:00 a.m.] and [11:00 p.m.] [and Saturday between 12:00 p.m. and 6:00 p.m.] Eastern time. I thank you for your prompt vote on this matter.

Sincerely,

Maria F. Dwyer President MFS® Family of Funds

MFS STRATEGIC VALUE FUND

500 Boylston Street, Boston, Massachusetts 02116-3741

(617) 954-5000

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 9, 2009

A Special Meeting (the “Meeting”) of Shareholders of MFS Strategic Value Fund, a series of MFS Series Trust X, a Massachusetts business trust, will be held at the offices of the Strategic Value Fund, 500 Boylston Street, 24th Floor, Boston, Massachusetts 02116-3741, on July 9, 2009, at [2:00 p.m.] Eastern time for the following purposes:

ITEM 1.	To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the “Agreement”) between MFS Series Trust X, a Massachusetts business trust, on behalf of its series the MFS Strategic Value Fund (the “Strategic Value Fund”), and MFS Series Trust I, a Massachusetts business trust, on behalf of its series the MFS Value Fund (the “Value Fund”), providing for the transfer of assets to and the assumption of all of the liabilities of the Strategic Value Fund by the Value Fund in exchange solely for shares of beneficial interest of the Value Fund, and the distribution of the Value Fund shares to the shareholders of the Strategic Value Fund in complete liquidation and termination of the Strategic Value Fund.

ITEM 2.	To transact such other business as may properly come before the Meeting and any adjournments and postponements thereof.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR

ITEM 1.

Only shareholders of record on May 11, 2009 will be entitled to vote at the Meeting.

By order of the Board of Trustees,

Susan S. Newton Assistant Secretary and Assistant Clerk

May [    ], 2009

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING BY PHONE OR VIA THE INTERNET, OR BY SIGNING AND RETURNING THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION.

Prospectus/Proxy Statement

May [    ], 2009

Acquisition of the assets and liabilities of

MFS STRATEGIC VALUE FUND

a series of MFS Series Trust X

500 Boylston Street

Boston, Massachusetts 02116-3741

(617) 954-5000

By and in exchange for shares of

MFS VALUE FUND

a series of MFS Series Trust I

500 Boylston Street

Boston, Massachusetts 02116-3741

(617) 954-5000

This Prospectus/Proxy Statement relates to the proposed reorganization of the MFS Strategic Value Fund (the “Strategic Value Fund”) into the MFS Value Fund (the “Value Fund”). If the proposed reorganization is approved, each shareholder of the Strategic Value Fund will receive a number of full and fractional shares of the corresponding class of shares of the Value Fund equal in total value at the date of the exchange to the total value of the shareholder’s Strategic Value Fund shares. Like the Strategic Value Fund, the Value Fund is part of the family of funds advised by Massachusetts Financial Services Company (“MFS”) and is a registered open-end management investment company (mutual fund). The Strategic Value Fund and the Value Fund are collectively referred to herein as the “Funds,” and each is referred to individually as a “Fund.”

This document provides you with the information you need to vote on the proposed reorganization. Much of the information is required under rules of the Securities and Exchange Commission (the “SEC”) and some is technical. If there is anything you do not understand, please call the toll-free number, [1-800-            ], or your financial intermediary.

This Prospectus/Proxy Statement is being mailed on or about May ___ to shareholders of the Strategic Value Fund. It explains concisely what you should know before voting on the proposed reorganization or investing in the Value Fund. Please read it carefully and keep it for future reference. This Prospectus/Proxy Statement is accompanied by (i) the Prospectus, dated January 1, 2009, of the Value Fund, as supplemented from time to time (the “Value Fund Prospectus”); (ii) the Value Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2008 (the “Value Fund Annual Report”); and (iii) the Value Fund’s Semi-Annual Report to Shareholders for the six-month period ended February 28, 2009. The Value Fund Prospectus, the Value Fund Annual Report, and the Value Fund Semi-Annual Report are incorporated into this Prospectus/Proxy Statement by reference, which means they are part of the Prospectus/Proxy Statement for legal purposes.

The following documents have been filed with the SEC and are also incorporated into this Prospectus/Proxy Statement by reference:

(i)	the Prospectus, dated December 1, 2008, of the Strategic Value Fund, as supplemented from time to time;

(ii)	the Statement of Additional Information, dated December 1, 2008, of the Strategic Value Fund, as supplemented from time to time;

(iii)	the Statement of Additional Information, dated January 1, 2009, of the Value Fund, as supplemented from time to time;

(iv)	the Strategic Value Fund’s Annual Report to Shareholders for the fiscal year ended July 31, 2008;

(v)	the Strategic Value Fund’s Semi-Annual Report to Shareholders for the six-month period ended January 31, 2009; and

(v)	a Statement of Additional Information, dated May [ ], 2009, relating to the proposed reorganization.

For a free copy of any of the above documents, please contact us at our toll-free number (1-800-225-2606) or write to MFS Service Center, Inc., P.O. Box 55824, Boston, MA 02205-5824.

Proxy materials, registration statements and other information filed by the Funds can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 and the public reference facilities at the SEC’s Northeast and Midwest regional offices, at 3 World Financial Center, New York, NY 10281 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604, respectively. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. You may also access material and other information about the Funds on the SEC’s Internet site at http://www.sec.gov. The SEC file numbers for the documents listed above relating to the Strategic Value Fund are 033-1657 and 811-4492. The SEC file numbers for the documents listed above relating to the Value Fund are 033-7638 and 811-4777. The SEC file number for the Statement of Additional Information, dated May [    ], 2009, relating to the proposed reorganization is [                    ].

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of such Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Enclosures

Prospectus of the Value Fund, dated January 1, 2009 [as supplemented]

Annual Report of the Value Fund, for the fiscal year ended August 31, 2008

Semi-Annual Report of the Value Fund, for the six-month period ended February 28, 2009

SYNOPSIS

The questions and responses thereto that follow provide an overview of matters that may be particularly relevant to shareholders considering a proposed reorganization between the Funds. These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details regarding the proposed reorganization.

1.	What is being proposed?

The Trustees of the Strategic Value Fund, who are also the Trustees of the Value Fund, are recommending that shareholders of the Strategic Value Fund approve the reorganization of the Strategic Value Fund into the Value Fund. If approved by shareholders, the assets and liabilities of the Strategic Value Fund will be transferred to the Value Fund. In consideration therefor, the Value Fund will deliver to the Strategic Value Fund a number of shares of the Value Fund having an aggregate net asset value equal to the value of the assets of the Strategic Value Fund less the value of liabilities of the Strategic Value Fund. Immediately following the transfer, the Value Fund shares received by the Strategic Value Fund will be distributed to its shareholders, in proportion to their holdings in the Strategic Value Fund and the Strategic Value Fund will be terminated as soon as reasonably practicable thereafter. (All of these transactions are referred to below collectively as the “reorganization.”)

2.	What will happen to my shares of the Strategic Value Fund as a result of the reorganization?

Your shares of the Strategic Value Fund will, in effect, be exchanged on a tax-free basis for federal income tax purposes for shares of the same class of the Value Fund with an equal total net asset value. The Strategic Value Fund will then be terminated.

3.	Why is the reorganization being proposed and what are the benefits of merging the Strategic Value Fund into the Value Fund?

The reorganization is designed to reduce existing overlap in funds within the same asset class (i.e. equity funds) offered within the MFS fund family, thereby reducing inefficiencies and creating a larger combined fund. The reorganization would provide you with the opportunity to participate in a significantly larger combined fund with an identical investment objective and similar investment policies and strategies, potentially lower expenses resulting from fixed costs being spread over a larger asset base, and a generally better historical performance record. In addition, combining the Funds will likely eliminate the duplication of certain services and expenses that currently exist as a result of their separate operations, which could over time promote more efficient management and operations on a more cost-effective basis. The Trustees believe that the reorganization is in the best interests of each Fund’s shareholders and that the interests of shareholders will not be diluted as a result of the reorganization.

It is estimated that if the reorganization is completed, each class of shares of the combined fund would have a lower expense ratio than the expense ratio of the corresponding class of shares of the Strategic Value Fund (an estimated reduction of 0.20% for all share classes) based on expenses incurred for the twelve-month period ended August 31, 2008. In addition, although past performance is not an indication of future performance, the Value Fund generally has a better historical performance record than does the Strategic Value Fund. It is expected that the reorganization will be a tax-free event for federal income tax purposes and, accordingly, no gain or loss will be recognized by you or the Strategic Value Fund as a direct result of the reorganization.

For a complete discussion of the factors considered by the Board of Trustees in approving the reorganization, please see “Background and Reasons for the Proposed Reorganization” below.

4.	How do the investment objectives, principal investment strategies, policies and restrictions of the two Funds compare?

The investment objective of the two Funds is identical, in that they both seek capital appreciation. The investment objective of each Fund can be changed by the Trustees without shareholder approval.

The principal investment strategies and policies of the Funds are similar, and the Funds’ fundamental and non-fundamental investment restrictions are identical. MFS seeks to achieve both the Strategic Value Fund’s and the Value Fund’s objective by investing, under normal market conditions, each Fund’s assets primarily in equity securities. MFS focuses on investing each Fund’s assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. While MFS may invest each Fund’s assets in companies of any size, MFS generally focuses on companies with large capitalizations when choosing investments for the Value while for the Strategic Value Fund MFS has more of a multi-capitalization focus.

The assets of each Fund may be invested in foreign securities. With respect to both Funds, MFS may also use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Fund, or as alternatives to direct investments.

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

MFS may engage in active and frequent trading in pursuing each Fund’s principal investment strategies. In addition, in response to market, economic, political, or other conditions, MFS may depart from each Fund’s principal investment strategies by temporarily investing for defensive purposes.

The primary difference between the Funds is that while both funds may invest in companies of any size, MFS generally focuses the Value Fund’s investments on companies with large market capitalizations, while MFS employs a “multi-cap” investment strategy in managing the Strategic Value Fund. As of February 27, 2009, the Strategic Value Fund’s average weighted market capitalization was $36.2 billion and the Value Fund’s weighted average market capitalization was $56.8 billion, which illustrates the Value Fund’s investment strategy of focusing on companies with large market capitalizations as compared to the Strategic Value Fund’s multi-cap investment strategy.

In addition to the Funds’ principal investment strategies referred to above, the Funds may engage in a number of other investment techniques and practices. The investment techniques and practices employed by each Fund, together with their risks, are described in each Fund’s Prospectus and Statement of Additional Information. For more information regarding each Fund’s investment policies and restrictions, see, among other disclosures, “Risk Return Summary” in each Fund’s current Prospectus, “Investment Strategies, Risks and Restrictions” in Part I of each Fund’s current Statement of Additional Information, “Appendix E – Investment Strategies and Risks,” and “Appendix F – Investment Restrictions” in Part II of each Fund’s current Statement of Additional Information.

Because of the similarities in the Funds’ investment objectives and investment strategies, there is a moderate amount of overlap between the portfolios of each Fund. For example, as of March 31, 2009, approximately 57% of the stocks held by the Strategic Value Fund were also held by the Value Fund. However, if shareholders of the Strategic Value Fund approve the reorganization, MFS anticipates that approximately 30% of the Strategic Value Fund’s holdings will be liquidated after shareholder approval and prior to the reorganization and the proceeds reinvested in other securities so that at the time of the reorganization, the Strategic Value Fund’s portfolio will conform more closely with the Value Fund’s investment strategy of focusing on companies with large market capitalizations. Shareholders of the Strategic Value Fund will indirectly bear any brokerage commissions and transactions costs typically associated with the purchase and sale of securities in connection with any portfolio repositioning that occurs prior to the reorganization. During this period of liquidation and the subsequent period prior to the reorganization, the Strategy Value Fund may not operate in accordance with its stated investment objective, policies, restrictions and strategies. MFS has estimated that brokerage commissions and other transaction costs associated with such pre-reorganization portfolio repositioning will be $84,343. In addition, MFS estimates that approximately 10% of the securities of the Strategic Value may subsequently be sold by the Value Fund after the reorganization. Shareholders of the combined fund will indirectly bear brokerage commissions and other transaction costs typically associated with the purchase and sale of securities in connection with any portfolio repositioning that occurs after the reorganization of the combined fund’s average net assets. MFS has estimated that brokerage commissions and other transaction costs associated with such post-reorganization portfolio repositioning will be $28,115. The amount of brokerage commissions and transaction costs will be dependent upon market conditions and portfolio holdings at the time the portfolio is repositioned and may be higher or lower than the amounts stated above. These transactions may also generate taxable gains for shareholders (after reduction by any available capital loss carry forwards).

5.	How do the management fees and other expenses of the two Funds compare and what are they estimated to be following the reorganization?

The tables below show the Funds’ contractual management fee rates, any applicable management fee waivers and/or reductions currently in place, and the Funds’ effective management fee rates, sales charges and annual operating expenses.

Management Fees: The annual management fee rate set forth in each Fund’s Investment Advisory Agreement with MFS and each Fund’s effective management fee during its most recent fiscal year are as follows:

Strategic Value Fund

Contractual Management Fee Rate*:	Effective Management Fee Rate (for fiscal year ended July 31, 2008*:
The management fee set forth in the Investment Advisory Agreement is 0.75% annually of the of the fund’s average daily net assets.*	0.65% of average daily net assets

*	MFS has agreed in writing to reduce its management fee to 0.65% annually of the Strategic Value Fund’s average daily net assets until modified by the fund’s Board of Trustees, but such agreement will continue until at least November 30, 2009.

Value Fund

Contractual Management Fee Rate:	Effective Management Fee Rate (for fiscal year ended August 31, 2008:
The management fee set forth in the Investment Advisory Agreement is 0.60% annually of the first $7.5 billion of the fund’s average daily net assets, 0.53% annually of the next $2.5 billion of the fund’s average daily net assets, and 0.50% annually of the amount in excess of $10 billion of the fund’s average daily net assets. *†	0.58% of average daily net assets

*	MFS agreed in writing to reduce its management fee to 0.45% annually of the Value Fund’s average daily net assets in excess of $12.5 billion. This written agreement will remain in effect until modified by the fund’s Board of Trustees, but such agreement will continue until at least November 30, 2012.

†	During the Value Fund’s fiscal year ended August 31, 2008, the management fee set forth in the Value Fund’s Investment Advisory Agreement with MFS was 0.60% annually of the Value Fund’s average daily net assets. For the period from September 1, 2007 to November 30, 2007, MFS agreed in writing to reduce its management fee to 0.55% annually of the Value Fund’s average daily net assets in excess of $7.5 billion. For the period from December 1, 2007 to August 31, 2008, MFS agreed in writing to reduce its management fee to 0.53% annually on $7.5 billion through $10 billion, 0.50% annually on $10 billion through $12.5 billion and 0.45% annually in excess of $12.5 billion of the fund’s average daily net assets. The Value Fund’s Investment Advisory Agreement was amended effective September 1, 2008 to reflect these breakpoints.

If the reorganization is consummated, the combined fund will pay management fees pursuant to the Value Fund’s lower contractual management fee schedule, as set forth in the chart above.

Sales Charges and Rule 12b-1 Fees. The sales charges are the same for both Funds; however, no initial sales charge will be charged to shareholders in connection with the proposed reorganization of the Funds. The contingent deferred sales charge (“CDSC”) aging schedule for Class B shares and Class C shares held by a shareholder of the Strategic Value Fund will be carried over to Class B shares and Class C shares, respectively, of the Value Fund received by such shareholder in the reorganization.

In addition, the maximum amounts payable under the Rule 12b-1 distribution plans, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), are the same for Class A, Class B, Class C, Class R1, Class R2, and Class R3 shares of the Strategic Value Fund and the Value Fund. Neither Class I nor Class R4 shares of either Fund are subject to Rule 12b-1 fees.

Other Expenses, Total Annual Fund Expenses and Net Expenses. As shown in greater detail in the tables below, the Value Fund’s “Other Expenses” and “Total Annual Operating Expenses” for each class of shares were each lower than the Strategic Value Fund’s “Other Expenses,” “Total Annual Operating Expenses”, and “Net Expenses” for the corresponding class of shares as of each Fund’s most recent fiscal year end, and it is estimated that the expenses of each class of the combined fund will be lower than the expenses of the corresponding class of shares of the Strategic Value Fund.

The following tables summarize the fees and expenses that you may pay when investing in the Funds, expenses that the Strategic Value Fund and the Value Fund incurred in the twelve months ended July 31, 2008 and August 31, 2008, respectively, and estimates of pro forma expenses of the Value Fund after giving effect to the reorganization (assuming that the reorganization occurred at September 1, 2007, the beginning of the Fund’s most recently completed fiscal year). The annual fund operating expenses are based on the expenses that each Fund incurred during its most recently completed fiscal year end adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect each Fund’s current asset size. In general, a fund’s annual operating expenses as a percentage of the fund’s assets increase as the fund’s assets decrease.

The tables below are provided to help you understand the expenses of investing in the Funds, including estimates of pro forma expenses of the Value Fund after giving effect to the reorganization. The Value Fund’s actual expenses after the reorganization may be greater or less than those shown.

	Class A Shares	Class B Shares		Class C Shares		Class I Shares	All Class R Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
Strategic Value Fund	5.75%	None		None		None	None
Value Fund	5.75%†	None		None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price or redemption proceeds, whichever is less)
Strategic Value Fund	See Below*	4.00	%**	1.00	%***	None	None
Value Fund	See Below*	4.00	%**	1.00	%***	None	None

†	No sales charge will be paid on shares of the Value Fund issued in connection with this proposed reorganization.

*	A contingent deferred sales charge (referred to as a CDSC) of 1.00% may be deducted from your redemption proceeds if you buy $1 million or more of Class A shares and you redeem your investment within 12 months of your purchase if you purchased the shares prior to September 1, 2008, and within 24 months of your purchase if you purchased the shares on or after September 1, 2008.

**	4.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter.

***	1.00% for shares redeemed within 12 months of purchase.

Annual Fund Operating Expenses1

(Expenses that are deducted from Fund assets

as a percentage of average daily net assets)

	Management Fees	Distribution (12b-1) Fees[2]	Other Expenses[3]	Total Annual Operating Expenses	Fee Waiver and/or Expense Reimbursement[4]	Net Expenses/ Total Annual Operating Expenses[4]
Strategic Value Fund
Class A	0.75%	0.25%	0.31%	1.31%	(0.11)%	1.20%
Class B	0.75%	1.00%	0.31%	2.06%	(0.11)%	1.95%
Class C	0.75%	1.00%	0.31%	2.06%	(0.11)%	1.95%
Class I	0.75%	N/A	0.31%	1.06%	(0.11)%	0.95%
Class R1	0.75%	1.00%	0.31%	2.06%	(0.11)%	1.95%
Class R2	0.75%	0.50%	0.31%	1.56%	(0.11)%	1.45%
Class R3	0.75%	0.25%	0.31%	1.31%	(0.11)%	1.20%
Class R4	0.75%	N/A	0.31%	1.06%	(0.11)%	0.95%
Value Fund
Class A	0.58%	0.25%	0.17%	1.00%	N/A	1.00%
Class B	0.58%	1.00%	0.17%	1.75%	N/A	1.75%
Class C	0.58%	1.00%	0.17%	1.75%	N/A	1.75%
Class I	0.58%	N/A	0.17%	0.75%	N/A	0.75%
Class R1	0.58%	1.00%	0.17%	1.75%	N/A	1.75%
Class R2	0.58%	0.50%	0.17%	1.25%	N/A	1.25%
Class R3	0.58%	0.25%	0.17%	1.00%	N/A	1.00%
Class R4	0.58%	N/A	0.17%	0.75%	N/A	0.75%
Value Fund (Pro forma combined)[5]
Class A	0.58%	0.25%	0.17%	1.00%	N/A	1.00%
Class B	0.58%	1.00%	0.17%	1.75%	N/A	1.75%
Class C	0.58%	1.00%	0.17%	1.75%	N/A	1.75%
Class I	0.58%	N/A	0.17%	0.75%	N/A	0.75%
Class R1	0.58%	1.00%	0.17%	1.75%	N/A	1.75%
Class R2	0.58%	0.50%	0.17%	1.25%	N/A	1.25%
Class R3	0.58%	0.25%	0.17%	1.00%	N/A	1.00%
Class R4	0.58%	N/A	0.17%	0.75%	N/A	0.75%

[1]

Expenses for the Strategic Value Fund computed for the twelve-month period ended July 31, 2008, the Strategic Value Fund’s most recently completed fiscal year end. Expenses for the Value Fund computed for the twelve-month period ended August 31, 2008, the Value Fund’s most recently completed fiscal year end.

[2]

Each Fund’s Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of such Fund’s Class A, Class B, Class C, Class R1, Class R2, and Class R3 shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan are as follows: 0.25% (0.25% service fee) for Class A shares and Class R3 shares; 1.00% (0.75% distribution fee and 0.25% service fee) for Class B, Class C and Class R1 shares; and 0.50% (0.25% distribution fee and 0.25% service fee) for Class R2 shares. Neither Fund has adopted a Rule 12b-1 plan with respect to its Class I or Class R4 shares.

[3]

Each Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Total Annual Fund Operating Expenses” or “Net Expenses”, as the case may be, would be lower.

[4]

With respect to the Strategic Value Fund, MFS has agreed in writing to reduce its management fee to 0.65% annually until modified by Strategic Value Fund’s Board of Trustees, but such agreement will continue until at least November 30, 2009. In addition, MFS has agreed in writing to bear the Strategic Value Fund’s expenses such that “Total Annual Fund Operating Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 1.20% annually for Class A shares, 1.95% annually for each of Class B, Class C, and Class R1 shares, 0.95% annually for each of Class I and Class R4 shares, 1.45% annually for Class R2 shares, and 1.20% annually for Class R3 shares. This written agreement excludes interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, and will continue until modified by the Strategic Value Fund’s Board of Trustees, but such agreement will continue until at least November 30, 2009.

[5]	Assumes that the reorganization occurred September 1, 2007 (the beginning of the fund’s most recently completed fiscal year).

Examples

The following examples translate the expense percentages shown in the preceding tables into dollar amounts. By doing this, you can more easily compare the cost of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and that you redeem all of your shares at the end of these periods (unless otherwise indicated below). They also assume a 5% return on your investment each year and that all dividends and other distributions are reinvested. They also assume that a Fund’s operating expenses remain the same, except that the Strategic Value Fund’s total operating expenses are assumed to be the Fund’s “Net Expenses” for the period during which any contractual fee reductions are in effect (see “Annual Operating Expenses” table above). The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Strategic Value Fund
Class A	$695	$961	$1,246	$2,058
Class B (1)
Assuming redemption at end of period	$603	$940	$1,303	$2,193
Assuming no redemption	$203	$640	$1,103	$2,193
Class C
Assuming redemption at end of period	$303	$640	$1,103	$2,385
Assuming no redemption	$203	$640	$1,103	$2,385
Class I	$102	$331	$579	$1,289
Class R1	$203	$640	$1,103	$2,385
Class R2	$153	$487	$844	$1,851
Class R3	$127	$409	$712	$1,574
Class R4	$102	$331	$579	$1,289
Value Fund
Class A	$671	$875	$1,096	$1,729
Class B (1)
Assuming redemption at end of period	$578	$851	$1,149	$1,864
Assuming no redemption	$178	$551	$949	$1,864
Class C
Assuming redemption at end of period	$278	$551	$949	$2,062
Assuming no redemption	$178	$551	$949	$2,062
Class I	$77	$240	$417	$930
Class R1	$178	$551	$949	$2,062
Class R2	$127	$397	$686	$1,511
Class R3	$102	$318	$552	$1,225
Class R4	$77	$240	$417	$930
Value (Pro Forma Combined)
Class A	$671	$875	$1,096	$1,729
Class B (1)
Assuming redemption at end of period	$578	$851	$1,149	$1,864
Assuming no redemption	$178	$551	$949	$1,864
Class C
Assuming redemption at end of period	$278	$551	$949	$2,062
Assuming no redemption	$178	$551	$949	$2,062
Class I	$77	$240	$417	$930
Class R1	$178	$551	$949	$2,062
Class R2	$127	$397	$686	$1,511
Class R3	$102	$318	$552	$1,225
Class R4	$77	$240	$417	$930

(1)	Class B shares convert to Class A shares approximately eight years after purchase. Therefore, years nine and ten reflect Class A expenses, respectively.

For more information on the fees and expenses of each Fund, see “Expense Summary” in each Fund’s current Prospectus.

6.	How has the Value Fund performed?

The following information provides some indication of the risks of investing in the Funds, by showing changes in the Funds’ performance from year to year, and by showing how the Funds’ average annual returns for 1, 5 and 10 years (or, if shorter, the period of the fund’s operations) compare with those of a broad measure of market performance.

As shown in the tables below, Class A shares of the Value Fund outperformed Class A shares of the Strategic Value Fund in five of the last ten calendar years. In addition, each class of the Value Fund outperformed the corresponding class of the Strategic Value Fund for each of the one- , five- and ten-year periods ended December 31, 2008. Of course, the Funds’ past performance is not an indication of future performance.

Annual Total Return (Total Investment Return at NAV)

Class A Shares

	2008	2007	2006	2005	2004
Strategic Value Fund	(43.35)%	(2.31)%	14.07%	(0.68)%	17.94%
Value Fund	(32.85)%	7.61%	20.67%	6.22%	15.08%

	2003	2002	2001	2000	1999
Strategic Value Fund	27.22%	(17.69)%	1.88%	31.17%	29.66%
Value Fund	24.70%	(13.70)%	(7.79)%	29.39%	6.81%

The performance information in the table above reflects reinvestment of dividends and other earnings, but does not reflect any applicable sales charges. Total returns for other classes of each Fund would have been lower than the returns for Class A shares because such other classes of shares have higher total annual expense ratios (except with respect to Class I and Class R4, each of which has a lower expense ratio than that of Class A, and with respect to Class R3, which has the same expense ratio as that of Class A).

During the periods shown in the table, the highest quarterly returns for the Strategic Value Fund and the Value Fund were 20.38% (for the calendar quarter ended June 30, 2003) and 14.49% (for the calendar quarter ended June 30, 2003), respectively, and the lowest quarterly returns were (27.53)% (for the calendar quarter ended December 31, 2008) and (19.26)% (for the calendar quarter ended December 31, 2008), respectively. The total return for the three-month period ended March 31, 2009 for the Strategic Value Fund and the Value Fund were (11.32)% and (12.39)%, respectively.

Average Annual Total Returns(1) as of December 31, 2008 (Load Adjusted)

	1 Year	5 Year	Ten Year
Strategic Value Fund
Returns Before Taxes
Class B Shares, with CDSC (Declining over Six Years from 4% to 0%)	(45.96)%	(6.73)%	2.59	%(2)
Class C Shares, with CDSC (1% for 12 Months)	(44.29)%	(6.47)%	2.45%
Class I Shares, at Net Asset Value	(43.17)%	(5.55)%	3.25%
Class R1 Shares, at Net Asset Value	(43.76)%	(6.40)%	2.69%
Class R2 Shares, at Net Asset Value	(43.44)%	(6.16)%	2.82%
Class R3 Shares, at Net Asset Value	(43.32)%	(5.88)%	2.97%
Class R4 Shares, at Net Asset Value	(43.21)%	(5.68)%	3.08%
Class A Shares, with Initial Sales Charge (5.75%)	(46.61)%	(6.97)%	2.37%
Returns After Taxes (Class A Shares Only)
Returns After Taxes on Distributions, with Initial Sales Charge (5.75%)(3)	(46.71)%	(8.33)%	0.45%
Returns After Taxes on Distributions and Sale of Class A Shares, with Initial Sales Charge (5.75%)	(30.16)%	(5.56)%	1.48%
Benchmark Comparison (Returns Before Taxes)
Russell 3000 Value Index(4) (5)	(36.25)%	(0.72)%	1.69%

	1 Year	5 Year^	10 Year^
Value Fund
Returns Before Taxes
Class B Shares, with CDSC (Declining over Six Years from 4% to 0%)	(35.97)%	0.28%	3.34%[2]
Class C Shares, with CDSC (1% for 12 Months)	(34.01)%	0.62%	3.20%
Class I Shares, at Net Asset Value	(32.65)%	1.63%	4.23%
Class R1 Shares, at Net Asset Value	(33.35)%	0.54%	3.16%
Class R2 Shares, at Net Asset Value	(33.00)%	0.97%	3.38%
Class R3 Shares, at Net Asset Value	(32.81)%	1.28%	3.87%
Class R4 Shares, at Net Asset Value	(32.69)%	1.48%	3.97%
Class A Shares, with Initial Sales Charge (5.75%)	(36.71)%	0.09%	3.26%
Returns After Taxes (Class A Shares Only)
Returns After Taxes on Distributions, with Initial Sales Charge (5.75%)(3)	(36.86)%	(0.56)%	2.57%
Returns After Taxes on Distributions and Sale of Class A Shares, with Initial Sales Charge (5.75%)	(23.62)%	0.22%	2.68%
Benchmark Comparison (Returns Before Taxes)
Russell 1000 Value Index(4) (6)	(36.85)%	(0.79)%	1.36%

^	A portion of each of the returns includes proceeds received by the fund from unrelated non-recurring events.

(1)	The performance information in the table above reflects reinvestment of dividends and other earnings, and takes into account the deduction of the 5.75% maximum sales charge on Class A shares and the applicable CDSC for Class B shares (declining over six years from 4% to 0% from the end of the calendar month of purchase). The performance returns for the benchmark comparisons do not reflect the deduction of sales charges. All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been lower.

(2)	Class B shares convert to Class A shares approximately eight years after purchase; therefore, returns for the period after conversion reflect the performance of Class A shares.

(3)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only Class A shares of each fund, and after-tax returns for the funds’ other classes of shares will vary from the returns shown.

(4)	Source: FactSet Research Systems Inc.

(5)	The Russell 3000 Value Index – constructed to provide a comprehensive barometer for the value securities in the small to large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

(6)	The Russell 1000 Value Index –constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

All performance results reflect any applicable fee and expense waivers in effect during the periods shown; without these, the results would have been lower.

The Strategic Value commenced investment operations on March 17, 1998, with the offering of Class A and Class I shares, and subsequently offered Class B and Class C shares on December 29, 2000;

Class R2 shares on October 31, 2003; and Class R1, Class R3, and Class R4 shares on April 1, 2005. The Value Fund commenced investment operations on January 2, 1996 with the offering of Class A shares and subsequently offered Class B shares on November 4, 1997, Class C shares on November 5, 1997, Class I shares on January 2, 1997, Class 529A, Class 529B and Class 529C shares on July 31, 2002, Class R2 shares on October 31, 2003, and Class R1, Class R3, and Class R4 shares on April 1, 2005.

For Strategic Value Fund, performance for share classes offered after Class A shares includes the performance of the Fund’s Class A shares for periods prior to their offering. For Value Fund, performance for each of Class R3 and Class R4 shares includes the performance of the Fund’s Class A shares for periods prior to their offering. Performance for each of Value Fund’s Class R1 and Class R2 shares includes the performance of the Fund’s Class B shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance for share classes with higher operating expenses than those of the share class to which they are blended, and lower performance for share classes with lower operating expenses than those of the share class to which they are blended.

Of course, the Funds’ past performance is not an indication of future performance. To review information regarding the Value Fund in more detail, please refer to the Value Fund Prospectus, the Value Fund Annual Report, and the Value Fund Semi-Annual Report, each of which is enclosed.

7.	What are the differences in portfolio turnover rates of the two Funds?

Portfolio turnover is a measure of how frequently a Fund trades portfolio securities. Frequent trading of portfolio securities increases transaction costs, which could detract from a Fund’s performance. Additionally, active and frequent trading may result in the realization and distribution to a Fund of higher capital gains, which would increase the tax liability for the Fund’s shareholders who do not hold shares in tax-free accounts such as a 401(k) plan. During each Fund’s most recent fiscal year, the Strategic Value Fund had a portfolio turnover rate of 115% and the Value Fund had a portfolio turnover rate of 31%. It is anticipated that there will be additional portfolio turnover following the reorganization due to active trading of securities held by the combined fund in connection with portfolio repositioning.

8.	Who manages the Value Fund?

MFS is the investment adviser for each Fund. MFS, located at 500 Boylston Street, Boston, Massachusetts, is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $127.6 billion as of December 31, 2008.

The Value Fund is managed by a Steven R. Gorham and Nevin P. Chitkara, each an Investment Officer of MFS. Mr. Gorham has been a portfolio manager of the Value Fund since 2002 and has been employed in the investment area of MFS since 1992. Mr. Chitkara has been a portfolio manager of the Value Fund since 2006 and has been employed in the investment area of MFS since 1997.

9.	How will the reorganization happen?

If the reorganization is approved, your Strategic Value Fund shares will be exchanged for Value Fund shares, using the Funds’ respective net asset value per share prices, excluding sales charges, as of the close of trading on or about July 24, 2009. This exchange will not affect the total dollar value of your investment.

10.	Will the reorganization have tax consequences?

It is expected that the reorganization itself will be a tax-free event for federal income tax purposes. Accordingly, no gain or loss will be recognized by you or the Strategic Value Fund as the direct result of the reorganization and your aggregate tax basis in the Value Fund shares you will receive in connection with the reorganization will be the same as your aggregate tax basis in your Strategic Value Fund shares. That said, because the reorganization will cause the Strategic Value Fund’s tax year to end on a date earlier than the last day of its normal tax year, the reorganization may accelerate distributions from the Strategic Value Fund to its shareholders. In particular, the Strategic Value Fund will recognize net gains (net of any available capital loss carryforwards) or losses on the sales of any securities in the short tax year ending on the closing date, and on or before that date, it must declare a dividend paying out any such net gains to its shareholders. Also, to the extent that the Strategic Value Fund holds any securities that are marked to market in connection with the reorganization, it will also recognize and be required to pay out any net gain from such securities.

At any time prior to the consummation of the reorganization, you may redeem shares, which will likely result in the recognition of gain or loss for federal income tax purposes. For more information about the federal income tax consequences of the reorganization, see “Federal Income Tax Consequences” below.

11.	Will my dividends be affected by the reorganization?

Currently, the Strategic Value Fund intends to distribute substantially all of its net income (including any capital gains) to shareholders at least annually. Distributions by the Strategic Value Fund may be accelerated prior to the reorganization, as described above. Currently, the Value Fund intends to declare and pay a dividend to its shareholders at least quarterly and distribute capital gains annually. Following the reorganization, the payment frequency for dividends and capital gains will follow the Value Fund’s distribution schedule. Except as described below, your distributions will continue to be either reinvested or paid in cash, according to the option you selected with the Strategic Value Fund. Of course, the amount of these dividends will reflect the investment performance of the Value Fund.

The Value Fund will not permit any Strategic Value Fund shareholder holding certificates for Strategic Value Fund shares at the time of the reorganization to receive cash dividends or other distributions, to receive certificates for shares issued in the reorganization (referred to as “Reorganization Shares”), to exchange Reorganization Shares for shares of other investment companies managed by MFS, or to pledge or redeem Reorganization Shares until such certificates for the Strategic Value Fund shares have been surrendered, or, in the case of lost certificates, until an adequate surety bond has been posted.

If a shareholder is not permitted to receive cash dividends or other distributions on Reorganization Shares for one of the reasons above, the Value Fund will pay all such dividends and distributions in additional shares, notwithstanding any election the shareholder may have made previously to receive dividends and distributions on the Strategic Value Fund shares in cash.

12.	What Value Fund shares will shareholders of the Strategic Value Fund receive if the reorganization occurs?

As noted above, shareholders holding Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 shares of the Strategic Value Fund will receive Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 shares, respectively, of the Value Fund in accordance with their percentage ownership of shares of the Strategic Value Fund. The Value Fund is a series of MFS Series Trust I (“Trust I”), a voluntary association with transferable shares organized under the laws of The Commonwealth of Massachusetts (commonly referred to as a “Massachusetts business trust”) and is governed by its Amended and Restated Declaration of Trust (“Trust I’s Declaration of Trust”) and by-laws, as amended and restated. The Strategic Value Fund is a series of MFS Series Trust X (“Trust X”), another Massachusetts business trust and is governed by its Amended and Restated Declaration of Trust (“Trust X’s Declaration of Trust”) and by-laws, as amended and restated. Trust I’s and Trust X’s Declarations of Trust are substantially similar and their by-laws are identical to one another. Accordingly, Strategic Value Fund shareholders will have substantially similar rights as shareholders of the Value Fund to the rights they currently have as shareholders of the Strategic Value Fund. In addition, both Trust I and the Trust X are overseen by the same Board of Trustees.

13.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund and for exchanging shares of each Fund for shares of other MFS funds are similar.

Both Funds currently offer Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 shares. The Value Fund also offers Class W, Class 529A, Class 529B and Class 529C shares. Class A, Class B and Class C shares of both Funds may be purchased through financial intermediaries that have sales agreements with MFS Fund Distributors, Inc. (“MFD”) at prices based on net asset value, plus varying sales charges, depending on the class and number of shares purchased. Reinvestment of distributions by the Funds are made at net asset value for all classes, minus any applicable CDSC.

Shares of each Fund may be redeemed any day the New York Stock Exchange is open at their net asset value next determined after receipt by the Fund of a properly completed redemption request either directly from you or through a financial intermediary by the Fund’s valuation time.

Shares received in connection with the proposed reorganization may be exchanged for shares of the same class of most other MFS funds by having your financial intermediary process your exchange request or by contacting the shareholder servicing agent, MFS Service Center, Inc., directly. Your shares will be bought at the net asset value next calculated after your exchange order is received in proper form.

For more information on the principal share characteristics of the Funds, see “Description of Share Classes” and “How to Purchase, Redeem and Exchange Shares” in each Fund’s current Prospectus.

14.	How will I be notified of the outcome of the reorganization?

If the proposed reorganization is approved by shareholders, you will receive confirmation after the reorganization is completed, indicating your new account number, the number of shares of the Value Fund you are receiving and the procedures for surrendering your certificates of the Strategic Value Fund, if applicable. If the reorganization is not approved, the Strategic Value Fund will continue to be managed as a separate fund in accordance with its current investment objective and policies and the Trustees may consider other alternatives.

15.	Will the number of shares each shareholder owns change?

Yes, but the total value of the shares of the Value Fund you receive will equal the total value of the shares of the Strategic Value Fund that you hold at the time of the reorganization. Even though the net asset value per share of each Fund (and the resulting number of shares) is different, the total value of your holdings will not change as a result of the reorganization.

RISK FACTORS

What are the principal risk factors associated with an investment in the Value Fund and how do they compare with those for the Strategic Value Fund?

Because the Funds share an identical investment objective and similar investment policies, the principal risks of an investment in the Value Fund are similar to the principal risks of an investment in the Strategic Value Fund. However, each Fund has experienced a distinct risk profile over the last three years. As of December 31, 2008, the three-year standard deviation was 19.10 for the Strategic Value Fund versus 14.79 for the Value Fund (a higher percentage for standard deviation reflects a higher risk profile). The standard deviation for the Strategic Value Fund’s benchmark, the Russell 3000 Value Index, during this period was 15.75; the standard deviation for the Value Fund’s benchmark, the Russell 1000 Value Index, during this period was 15.58.

Each Fund is principally subject to the risks described below:

•

Stock Market Risk: The price of an equity security fluctuates in response to issuer, market, economic, industry, political, and regulatory developments. Prices can decrease significantly in response to these developments, and these developments can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these developments. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on stock markets.

•

Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known companies can be more volatile than the price of securities of larger companies or the market in general.

•	Value Company Risk: The stocks of value companies can continue to be undervalued for long periods of time and not realize their expected value.

•

Foreign Risk: Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, or regulatory conditions and developments. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country’s economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries and can be particularly difficult against foreign governments. Changes in currency exchange rates can affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, or regulatory developments than the U.S. market.

•

Derivatives Risk: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost, and can sometimes be unlimited, and therefore, can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types used by the fund. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

•

Leveraging Risk: Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, loans of portfolio securities, and the use of some derivatives, can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small change in an underlying indicator can lead to significantly larger losses to the fund. Leverage can cause increased volatility by magnifying gains or losses.

•

Investment Selection Risk: The MFS’ analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

•

Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

•

Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. As a result, it may not be possible to sell the investment at any particular time or at an acceptable price.

•

Frequent Trading Risk: Frequent trading increases transaction costs, which may reduce the fund’s return. Frequent trading can also result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-deferred or tax-exempt vehicle.

•

Defensive Investing Risk: When MFS invests defensively, different factors could affect the fund’s performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Other Investments. In addition to the Funds’ main investment strategies described above, each Fund also may buy and sell the other types of investments. The risks associated with the principal investment techniques and practices used by the Funds are summarized above. The non-principal investment techniques in which the Funds may engage are described, together with their risks, in each Fund’s Statement of Additional Information.

As with any mutual fund, you could lose money on your investment in a Fund.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on the risks described above and other risks associated with each Fund, see, among other disclosures, “Risk Return Summary – Principal Risks” and “Risk Return Summary – Further Information Available” in each Fund’s current Prospectus, “Investment Strategies, Risks and Restrictions” in Part I of each Fund’s current Statement of Additional Information and “Appendix E – Investment Strategies and Risks” and “Appendix F – Investment Restrictions” in Part II of each Fund’s current Statement of Additional Information.

GENERAL

This Prospectus/Proxy Statement is furnished in connection with the proposed reorganization of the Strategic Value Fund into the Value Fund and the solicitation of proxies by and on behalf of the Trustees of the Strategic Value Fund for use at the Special Meeting of Shareholders of the Strategic Value Fund (the “Meeting”). The Meeting is to be held on July 9, 2009, at [2:00] p.m. Eastern time at 500 Boylston Street, 24th floor, Boston, Massachusetts 02116-3741. The Notice of the Meeting, the combined Prospectus/Proxy Statement and the proxy card are being mailed to shareholders on or about May [     ], 2009.

Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Strategic Value Fund’s Assistant Secretary at the principal office of the Strategic Value Fund, 500 Boylston Street, Boston, Massachusetts 02116-3741) or in person at the Meeting, by executing a superseding proxy, or by submitting a notice of revocation to the Strategic Value Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal (set forth in Item 1 of the Notice of Meeting) to implement the reorganization of the Strategic Value Fund as described below.

As of May 11, 2009, the Strategic Value Fund had outstanding [     ], [     ], [     ], [     ], [     ], [     ], [     ] and [    ] of its Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 shares of beneficial interest, respectively. Only shareholders of record as of the close of business on May 11, 2009 will be entitled to notice of and to vote at the Meeting. Each shareholder is entitled to one vote for each dollar of net asset value of shares held by that shareholder on that date (i.e., number of shares times net asset value per share), with fractional dollar amounts voting proportionately.

The Trustees of the Strategic Value Fund know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

PROPOSAL REGARDING APPROVAL OR DISAPPROVAL OF

AGREEMENT AND PLAN OF REORGANIZATION AND THE RELATED REORGANIZATION TRANSACTION

The shareholders of the Strategic Value Fund are being asked to approve or disapprove a reorganization between the Strategic Value Fund and the Value Fund pursuant to an Agreement and Plan of Reorganization between the Funds (the “Agreement”), a copy of the form of which is attached to this Prospectus/Proxy Statement as Appendix A.

The reorganization is structured as a transfer of the assets and liabilities of the Strategic Value Fund to the Value Fund in exchange for that number of full and fractional Reorganization Shares, equal in total net asset value to the total net value of assets transferred to the Value Fund, all as more fully described below under “Information About the Reorganization.”

After receipt of the Reorganization Shares, the Strategic Value Fund will distribute the shares to its shareholders, each in proportion to their existing shareholdings, in complete liquidation of the Strategic Value Fund and the legal existence of the Strategic Value Fund under Massachusetts law will be terminated as soon as reasonably practicable thereafter. Each shareholder of the Strategic Value Fund will receive a number of full and fractional Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 Reorganization Shares equal in value at the date of the exchange to the aggregate value of the shareholder’s Strategic Value Fund shares of the same class.

On or prior to the “Exchange Date” (as defined below), the Strategic Value Fund will declare and pay a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized gains, if any, through the Exchange Date.

The Trustees of the Strategic Value Fund have voted unanimously to approve the proposed transaction and to recommend that shareholders also approve the transaction. The transaction contemplated by the Agreement will be consummated only if the Agreement is approved by the affirmative vote of the holders of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting power of the securities are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Strategic Value Fund. Shareholders of record are entitled to one vote for each dollar of net asset value of their shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately. The reorganization does not require the approval of the shareholders of the Value Fund.

In the event that this proposal is not approved by the shareholders of the Strategic Value Fund, the Strategic Value Fund will continue to be managed as a separate fund in accordance with its current investment objective and policies and the Trustees may consider such alternatives as may be in the best interests of the Strategic Value Fund and its shareholders.

BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION

MFS proposed the reorganization of the Strategic Value Fund to the Board in February, 2009. MFS advised the Board that the reorganization offers Strategic Value Fund shareholders the opportunity to participate in a fund with the same investment objective, similar investment policies and strategies, a generally better historical performance and the potential for lower expenses as the result of fixed expenses being spread over the combined fund’s larger asset base. MFS advised the Board that Value Fund shareholders may benefit from the reorganization as a result of the increase in size of the combined fund and the resulting potential for lower expense ratios over time.

The Funds’ Boards of Trustees, including all Trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”) of the Funds, have determined that the reorganization would be in the best interests of each Fund and that the interests of existing shareholders of each Fund would not be diluted as a result of effecting the reorganization. The Trustees have unanimously approved the proposed reorganization and have recommended its approval by shareholders of the Strategic Value Fund. The Value Fund and the Strategic Value Fund have separate Boards of Trustees comprised of the same individuals.

The Board of Trustees, including the Independent Trustees, of the Strategic Value Fund believes that the proposed reorganization will be advantageous to the Strategic Value Fund’s shareholders for a number of reasons and considered the following matters, among others, in unanimously approving the proposal:

1.	The similarities and differences, as described above, in the Funds’ investment objectives, strategies, and restrictions;

2.	Although past performance is not an indication of future results, the Value Fund generally has a better overall historical performance record than the Strategic Value Fund;

3.	The relative risks of investing in either Fund;

4.	Each Fund is permitted to invest in the same type of investments;

5.	All share classes of the Strategic Value Fund have a structure that is substantially similar to all corresponding share classes of the Value Fund, including substantially similar shareholder fees and Rule 12b-1 fees;

6.	The expectation that the transaction will qualify as a tax-free reorganization for federal income tax purposes, pursuant to which, no gain or loss will be recognized by the Strategic Value Fund or its shareholders for federal income tax purposes as a result of the transaction;

7.	The pro forma total expense ratios for each class of shares of the Value Fund are estimated to be 0.20% less than the net expense ratios and 0.31% less than the total expense ratios for each corresponding share class of the Strategic Value Fund, based on expenses incurred for the twelve-month period ended August 31, 2008;

8.	The contractual and effective management fees paid to MFS by the Value Fund are lower at all asset levels than the contractual and effective management fees paid to MFS by the Strategic Value Fund;

9.	The reduction of overlap of similar funds within the MFS family of funds could reduce or eliminate portfolio and operational inefficiencies, and will create a larger combined fund with the potential for greater prospects for asset growth over time;

10.	The combined fund will continue to be managed by MFS, although the portfolio managers of the combined fund will be different than the portfolio managers of the Strategic Value Fund;

11.	The compatibility of the Funds’ shareholder service features;

12.	The expected liabilities of each Fund;

13.	The estimated costs that will be borne directly or indirectly by each Fund in connection with the reorganization;

14.	The estimated costs that will be borne by MFS in connection with the reorganization;

15.	The anticipated portfolio repositioning by the Strategic Value Fund prior to the reorganization and the anticipated portfolio repositioning by the combined fund following the reorganization and associated expenses and potential tax consequences to shareholders;

16.	The combined fund’s ability to use the Strategic Value Fund’s pre-reorganization capital loss carry forwards, if any, to offset future realized capital gains may be subject to certain limitations under the federal income tax laws, and that a portion of such benefits may expire unutilized;

17.	The potential alternatives to the reorganization, including mergers with other MFS funds or liquidation of the Strategic Value Fund through the sale of the Fund’s portfolio securities and distribution of the cash to its shareholders; and

18.	The reorganization will not result in dilution of the interests of shareholders of either Fund.

The Board of Trustees of the Value Fund considered that the reorganization presents an opportunity for the Value Fund to acquire investment assets without the need to pay brokerage commissions or other transaction costs that are normally associated with the purchase of securities, although the combined fund will bear brokerage commissions and other transaction costs to the extent portfolio securities are repositioned following the reorganization. The Trustees also considered that the expenses the Value Fund would incur as a result of the reorganization were reasonable in relation to the benefits the Value Fund would realize as a result of the transaction. In addition, the Trustees considered that the expense ratios for each class of shares of the Value Fund are not expected to be impacted as a result of the transaction and that the reorganization would provide an opportunity for the Value Fund to increase its asset base, thus providing the potential for further expense reductions over time as a result of fixed expenses being spread over a larger asset base (see “Synopsis, question 5” for a discussion of expenses).

The Boards of Trustees of both Funds also considered that MFS might benefit from the reorganization. For example, MFS would no longer be required to bear a portion of the Strategic Value Fund’s operating expenses pursuant to the expense limitation arrangement described in “Synopsis, question 5.” In addition, MFS might realize time and cost savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings.

Based on its review and the advice and recommendations of MFS, the Board of Trustees of each Fund has unanimously approved the proposal.

Exchange without recognition of gain or loss for federal income tax purposes. If a Strategic Value Fund shareholder were to redeem his or her shares to invest in another fund, such as the Value Fund, that shareholder would generally recognize gain or loss for federal income tax purposes. Also, if the Strategic Value Fund were liquidated or reorganized in a taxable reorganization, the transaction would likely result in a taxable event for its shareholders. By contrast, the proposed reorganization will permit the Strategic Value Fund’s shareholders to exchange their investment in that fund for an investment in the Value Fund without recognition of gain or loss for federal income tax purposes. After the reorganization, shareholders will be free to redeem any or all of the Value Fund shares they receive in the reorganization at net asset value (minus any applicable sales charge or redemption fee) at any time, at which point a taxable gain or loss would be recognized.

INFORMATION ABOUT THE REORGANIZATION

Agreement and Plan of Reorganization. The proposed reorganization will be governed by an Agreement and Plan of Reorganization (the “Agreement”). The Agreement provides that the Value Fund will acquire the assets and liabilities of the Strategic Value Fund in exchange for the issuance of shares equal in value to the value of the transferred assets net of assumed liabilities. The Reorganization Shares will be issued on July 24, 2009 (or such other date as may be agreed upon by the parties) following the time as of which the Funds’ shares are valued for determining net asset value for the reorganization at the close of the New York Stock Exchange (4:00 p.m. Eastern time) (the “Exchange Date”). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement, a form of which is attached as Appendix A to this Prospectus/Proxy Statement.

The Strategic Value Fund will sell its assets to the Value Fund and in exchange, the Value Fund will assume all liabilities of the Strategic Value Fund and deliver to the Strategic Value Fund (i) a number of full and fractional Class A shares having an aggregate net asset value equal to the value of assets of the Strategic Value Fund attributable to its Class A shares, less the value of the liabilities of the Strategic Value Fund assumed by the Value Fund attributable to such Class A shares; (ii) a number of full and fractional Class B shares having an aggregate net asset value equal to the value of assets of the Strategic Value Fund attributable to its Class B shares, less the value of the liabilities of the Strategic Value Fund assumed by the Value Fund attributable to such Class B shares; (iii) a number of full and fractional Class C shares having an aggregate net asset value equal to the value of assets of the Strategic Value Fund attributable to its Class C shares, less the value of the liabilities of the Strategic Value Fund assumed by the Value Fund attributable to such Class C shares; (iv) a number of full and fractional Class I shares having an aggregate net asset value equal to the value of assets of the Strategic Value Fund attributable to its Class I shares, less the value of the liabilities of the Strategic Value Fund assumed by the Value Fund attributable to such Class I shares; (v) a number of full and fractional Class R1 shares having an aggregate net asset value equal to the value of assets of the Strategic Value Fund attributable to its Class R1 shares, less the value of the liabilities of the Strategic Value Fund assumed by the Value Fund attributable to such Class R shares; (vi) a number of full and fractional Class R2 shares having an aggregate net asset value equal to the value of assets of the Strategic Value Fund attributable to its Class R2 shares, less the value of the liabilities of the Strategic Value Fund assumed by the Value Fund attributable to such Class R2 shares; (vii) a number of full and fractional Class R3 shares having an aggregate net asset value equal to the value of assets of the Strategic Value Fund attributable to its Class R3 shares, less the value of the liabilities of the Strategic Value Fund assumed by the Value Fund attributable to such Class R3 shares; and (viii) a number of full and fractional Class R4 shares having an aggregate net asset value equal to the value of assets of the Strategic Value Fund attributable to its Class R4 shares, less the value of the liabilities of the Strategic Value Fund assumed by the Value Fund attributable to such Class R4 shares.

On or as soon after the Exchange Date as is conveniently practicable, the Strategic Value Fund will distribute to its shareholders of record as of the close of business on the Exchange Date, in proportion to their holdings in the Strategic Value Fund, the full and fractional Reorganization Shares received by the Strategic Value Fund, with Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 Reorganization Shares being distributed to holders of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 shares of the Strategic Value Fund, respectively. As a result of the proposed transaction, each holder of shares of the Strategic Value Fund will receive a number of full and fractional corresponding Reorganization Shares equal in aggregate net asset value to the net asset value of the corresponding class of shares of the Strategic Value Fund held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the Value Fund in the name of such Strategic Value Fund shareholders, each account representing the respective number of full and fractional Reorganization Shares due such shareholder. New certificates for Reorganization Shares will not be issued, except in certain limited circumstances.

The Trustees of each Fund have determined that the interests of each Fund’s shareholders will not be diluted as a result of the transactions contemplated by the reorganization and that the proposed reorganization is in the best interests of each Fund.

The consummation of the reorganization is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders by the mutual consent of the Strategic Value Fund and the Value Fund. In addition, either Fund may at its option terminate the Agreement unilaterally at or prior to the Exchange Date because (i) of a material breach by the other party of any representation, warranty or agreement contained in the Agreement to be performed at or prior to the Exchange Date or (ii) a condition set forth in the Agreement expressed to be precedent to the obligations of the terminating Fund has not been fulfilled (or waived by the terminating Fund) and it reasonably appears that the condition will not or cannot be met.

Reorganization Fees and Expenses. The one-time fees and expenses incurred in connection with the consummation of the transactions contemplated by the Agreement (other than brokerage commissions and other transaction costs typically associated with portfolio repositioning) are estimated to be approximately $289,000 (“Reorganization Costs”). These fees and expenses include legal and accounting fees, proxy printing, preparation and mailing costs, and proxy solicitation and shareholder meeting costs. Each Fund shall bear its own fees and expenses associated with the reorganization. Approximately $271,500 of these fees and expenses will be allocated to the Strategic Value Fund, although the Reorganization Costs incurred by the Strategic Value Fund will effectively be borne by MFS as a result of the expense limitation agreement currently in place pursuant to which MFS has agreed to bear a portion of the Strategic Value Fund’s total operating expenses. The higher fees and expenses for the Strategic Value Fund are due to the proxy printing, preparation and mailing, solicitation and shareholder meeting costs, which are allocated solely to the Strategic Value Fund because only the Strategic Value Fund requires shareholder approval to consummate the reorganization. For information regarding estimated brokerage commissions and transaction costs typically associated with portfolio repositioning, please see the response to the question 4, “How do the investment objectives, principal investment strategies, policies and restrictions of the two Funds compare?” in the Synopsis.

Description of the Reorganization Shares. Reorganization Shares will be issued to the Strategic Value Fund’s shareholders in accordance with the procedures under the Agreement as described above. The Reorganization Shares are Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 shares of the Value Fund. Investors purchasing Class A shares pay a sales charge at the time of purchase, but the Strategic Value Fund shareholders receiving Class A Reorganization Shares in the reorganization will not pay a sales charge on such shares. (Certain investors purchasing Class A shares of the Funds do not pay a sales charge at the time of purchase of shares, but are subject to a contingent deferred sales charge of 1% if such shares are redeemed within 12 months of purchase for shares purchased prior to September 1, 2008 and within 24 months of purchase for shares purchased on or after September 1, 2008.) Class A shares of the Value Fund are also subject to a maximum Rule 12b-1 fee of 0.25% (consisting of a 0.25% service fee).

Class B shares of the Value Fund are sold without a sales charge at the time of purchase, but may be subject to a CDSC of up to 4% if redeemed within six years of purchase. For purposes of determining the CDSC payable on a post-reorganization redemption of Class B Reorganization Shares received by holders of Class B shares of the Strategic Value Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class B shares of the Strategic Value Fund. Class B shares of the Value Fund are also subject to a maximum Rule 12b-1 fee of 1.00% of the Fund’s average daily net assets attributable to Class B shares (consisting of a 0.75% distribution fee and 0.25% service fee). Class B shares will automatically convert to Class A shares, based on relative net asset value, approximately eight years after purchase. For purposes of determining the conversion date of Class B Reorganization Shares received by holders of Class B shares of the Strategic Value Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class B shares of the Strategic Value Fund.

Class C shares of the Value Fund are also sold without an initial sales charge, but may be subject to a contingent sales charge of 1% if redeemed within twelve months of purchase. For purposes of determining the contingent deferred sales charge payable on a post-reorganization redemption of Class C Reorganization Shares received by holders of Class C shares of the Strategic Value Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class C shares of the Strategic Value Fund. Class C shares of the Value Fund are also subject to a maximum Rule 12b-1 fee of 1.00% (consisting of a 0.75% distribution fee and 0.25% service fee) of the Fund’s average daily net assets attributable to Class C shares.

Class R1, Class R2, and Class R3 shares of the Value Fund are currently sold without sales charges. The foregoing Classes are, however, subject to maximum Rule 12b-1 fees equal to the following percentages of the Value Fund’s average daily net assets attributable to the respective classes: 0.25% for Class R3 shares (consisting of a 0.25% service fee), 0.50% for Class R2 shares (consisting of a 0.25% distribution fee and a 0.25% service fee), and 1.00% for Class R1 shares (consisting of a 0.75% distribution fee and a 0.25% service fee). Class I and Class R4 shares are currently sold without sales charges and are also not currently subject to Rule 12b-1 fees.

Each of the Reorganization Shares will be fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights, except that Class B Reorganization Shares will have the conversion rights specified above. The Declaration of Trust of the Value Fund permits the Fund to divide its shares, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. The Value Fund’s shares are currently divided into twelve classes — Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, Class 529A, Class 529B, Class 529C and Class W.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Value Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Value Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Value Fund or its Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Value Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Value Fund would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of the Strategic Value Fund are subject to this same risk of shareholder liability.

Federal Income Tax Consequences. As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive an opinion from Ropes & Gray LLP, counsel to the Funds (which opinion will be based on certain factual representations and assumptions and subject to certain qualifications), substantially to the effect that, although not free from doubt, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and current administrative rules and court decisions, for federal income tax purposes, except as noted below:

(a) the reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Value Fund and the Strategic Value Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Section 361 of the Code, no gain or loss will be recognized by the Strategic Value Fund upon the transfer of its assets to the Value Fund in exchange for Reorganization Shares and the assumption by the Value Fund of the Strategic Value Fund’s liabilities, or upon the distribution of the Reorganization Shares by the Strategic Value Fund to its shareholders in liquidation;

(c) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Strategic Value Fund on the distribution of Reorganization Shares to them in exchange for their shares of the Strategic Value Fund;

(d) under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares that the Strategic Value Fund’s shareholders receive in exchange for their Strategic Value Fund shares will be the same as the aggregate tax basis of the Strategic Value Fund shares exchanged therefor;

(e) under Section 1223(1) of the Code, a Strategic Value Fund shareholder’s holding period for the Reorganization Shares received pursuant to the Agreement will be determined by including the holding period for the Strategic Value Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Strategic Value Fund shares as a capital asset;

(f) under Section 1032 of the Code, no gain or loss will be recognized by the Value Fund upon receipt of the assets transferred to the Value Fund pursuant to the Agreement in exchange for the Reorganization Shares and the assumption by the Value Fund of the liabilities of the Strategic Value Fund;

(g) under Section 362(b) of the Code, the Value Fund’s tax basis in the assets that the Value Fund receives from the Strategic Value Fund will be the same as the Strategic Value Fund’s tax basis in such assets immediately prior to such exchange;

(h) under Section 1223(2) of the Code, the Value Fund’s holding periods in such assets will include the Strategic Value Fund’s holding periods in such assets; and

(i) under Section 381 of the Code, the Value Fund will succeed to the capital loss carryforwards of the Strategic Value Fund, if any, but the use by the Value Fund of any such capital loss carryforwards (and of capital loss carryforwards of the Value Fund) may be subject to limitation under Section 381, 382, 383 and 384 of the Code and the regulations thereunder.

Notwithstanding the above, the opinion will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles either at the end of a taxable year or upon the termination thereof or the transfer of such asset without reference to whether such a termination or transfer would otherwise be a taxable transaction.

The opinion will be based on certain factual certifications made by officers of MFS Series Trust X, on behalf of the Strategic Value Fund and by officers of MFS Series Trust I, on behalf of the Value Fund, and will also be based on customary assumptions. Each Fund has agreed to make and provide additional representations to tax counsel with respect to each Fund that are reasonably requested by tax counsel. A Fund may not waive in any material respect the receipt of the tax opinions as a condition to confirmation and to the reorganization.

Prior to the Exchange Date, the Strategic Value Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distribution to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date.

This description of the federal income tax consequences of the reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Additional Tax Considerations. As of December 31, 2008, the Strategic Value Fund did not have any capital loss carry forwards, but had significant net realized capital losses year-to-date and had significant net unrealized losses (together, capital loss carryforwards, net realized capital losses year-to-date and net unrealized losses that exceed a certain threshold constitute “pre-reorganization losses”).

Capital loss carryforwards are used to reduce the amount of realized capital gains that a fund is required to distribute to its shareholders in order to avoid paying taxes on undistributed capital gain.

If the reorganization occurs, the tax assets and liabilities of the Value Fund and the Strategic Value Fund, including any capital loss carryforwards that could have been used by each Fund to offset its future realized capital gains, will be shared by the surviving combined fund. However, a Fund’s ability to carry forward capital losses and to use them to offset future realized capital gains may be limited as a result of the reorganization.

Under applicable tax laws, the ability of the combined fund to use a Fund’s pre-reorganization losses to offset future realized capital gains may be subject to an annual limitation. In addition, one Fund’s pre-reorganization losses cannot be used to offset the other Fund’s “built-in gains” (i.e., net unrealized gains as of the date of reorganization) exceeding certain thresholds for five tax years. Finally, the Strategic Value Fund’s capital loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the income of the combined fund for the taxable year of the reorganization that is equal to the portion of the combined fund’s taxable year that follows the date of the reorganization (prorated according to the number of days). The effect of these limitations will depend on the amount of pre-reorganization losses and “built-in gains” in each Fund at the time of the reorganization.

Furthermore, the combined fund will have tax attributes that reflect a blending of the tax attributes of the Strategic Value Fund and the Value Fund at the time of the reorganization. For example, if the reorganization had occurred on December 31, 2008, the combined fund would have had net realized losses (i.e., capital loss carryforwards as of the end of the last fiscal year as adjusted by year-to-date realized gains or losses) of approximately 6.69% of its net assets available to reduce capital gains, whereas absent the reorganization, the Strategic Value Fund would have net realized losses equal to approximately 66.32% of its net assets available to reduce capital gains. Although the reorganization is not expected to cause the Value Fund to undergo a change in ownership that would trigger the loss limitation rules applicable to it, as a result of the spreading of the losses remaining available over a larger asset base, the percentage of the Strategic Value Fund’s net assets comprising net realized losses available to offset its capital gains, absent the reorganization, will decrease very substantially in comparison to such percentage with respect to the combined fund. In addition, as of December 31, 2008, both Funds had net “built-in losses” and therefore, if the reorganization had occurred on that date, the prohibition on the use of pre-reorganization losses to offset built-in gains would not apply.

The application of the rules described above may accelerate taxable gain distributions to shareholders of the combined fund. The impact of such rules will depend on the relative sizes of, and the loss and gains (both realized and unrealized) in, each Fund at the time of the reorganization and thus cannot be calculated precisely prior to the reorganization.

Capitalization. The following table shows the capitalization of the Funds as of March 31, 2009 and on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:

	Strategic Value Fund	Value Fund	Pro Forma Adjustments		Pro Forma Combined Fund
Class A	$99,935,096	$3,644,317,395	$(231,403	) (a)	$3,744,021,088
Class B	$43,621,876	$330,336,864	$(92,664	) (a)	$373,866,076
Class C	$20,482,199	$580,111,852	$(46,323	) (a)	$600,547,728
Class I	$2,291,641	$1,049,819,968	$(11,703	) (a)	$1,052,099,906
Class R1	$645,931	$21,730,378	$(1,484	) (a)	$22,374,825
Class R2	$3,046,790	$181,749,813	$(7,523	) (a)	$184,789,080
Class R3	$1,771,338	$210,882,117	$(5,070	) (a)	$212,648,385
Class R4	$101,306	$164,164,426	$(1,297	) (a)	$164,264,435

Shares outstanding	Strategic Value Fund	Value Fund	Pro Forma Adjustments		Pro Forma Combined Fund
Class A	15,948,347	238,192,882	6,531,706	(b)	244,724,588
Class B	7,188,060	21,708,473	2,866,089	(b)	24,574,562
Class C	3,375,479	38,219,226	1,349,288	(b)	39,568,514
Class I	365,316	68,336,836	149,195	(b)	68,486,031
Class R1	108,551	1,439,995	42,805	(b)	1,482,800
Class R2	496,259	11,962,611	200,579	(b)	12,163,190
Class R3	284,893	13,814,965	116,077	(b)	13,931,042
Class R4	16,264	10,729,779	6,621	(b)	10,736,400

Net asset value per share
Class A	$6.27	$15.30			$15.30
Class B	$6.07	$15.22			$15.21
Class C	$6.07	$15.18			$15.18
Class I	$6.27	$15.36			$15.36
Class R	$5.95	$15.09			$15.09
Class R2	$6.14	$15.19			$15.19
Class R3	$6.22	$15.26			$15.26
Class R4	$6.23	$15.30			$15.30

(a)	Pro Forma Adjustments include the estimated one-time fees and expenses incurred in connection with the consummation of the reorganization, including the estimated portfolio repositioning costs described in the response to the question 4, “How do the investment objectives, principal investment strategies, policies and restrictions of the two Funds compare?” in the Synopsis and the other fees and expenses described in “Reorganization Fees and Expenses” under “Information About the Reorganization.”

(b)

If the reorganization had taken place on March 31, 2009, the Strategic Value Fund would have received 6,531,706; 2,866,089; 1,349,288; 149,195; 42,805; 200,579; 116,077 and 6,621 shares for Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4, respectively, of the Value Fund, which would be available for distribution to its shareholders. No assurances can be given as to the number of Reorganization Shares the Strategic Value Fund will receive on the Exchange Date. The foregoing is merely an example of what the Strategic Value Fund would have received and distributed had the reorganization been consummated on March 31, 2009, and should not be relied upon to reflect the amount that will be actually received on or after the Exchange Date.

The Trustees of the Strategic Value Fund, including the Independent Trustees, unanimously recommend approval of the Agreement.

VOTING INFORMATION

Required Vote. Proxies are being solicited from the Strategic Value Fund’s shareholders by its Trustees for the Meeting to be held on July 9, 2009 at [2:00] p.m. Eastern time at 500 Boylston St., 24th Floor, Boston, Massachusetts 02116-3741, or at such later time made necessary by adjournment. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, FOR approval of the Agreement.

The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of a “majority of the outstanding voting securities” of the Strategic Value Fund entitled to vote. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting power of the securities are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities.

When shares of the Strategic Value Fund are held jointly by two or more persons, any one of them may vote at the Meeting in person or by proxy in respect to such shares. A proxy shall be valid if executed by any one of the joint owners.

Record Date, Quorum and Method of Tabulation. Shareholders of record of the Strategic Value Fund at the close of business on May 11, 2009 (the “record date”) will be entitled vote at the Meeting or any adjournment thereof. The holders of a majority of the voting power of the shares of the Strategic Value Fund outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum for the Meeting. Shareholders of record are entitled to one vote for each dollar of net asset value of the shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Strategic Value Fund as the vote tabulators for the Meeting. The vote tabulators will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The vote tabulators will count shares represented by proxies that are marked with an abstention or that reflect “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Thus, abstentions and broker non-votes have the effect of a negative vote on the proposal.

As of the record date, the officers and Trustees, as a group, beneficially owned less than 1% of any class of the outstanding shares of the Strategic Value Fund. To the best of the knowledge of the Strategic Value Fund, as of the record date, the following shareholders owned of record or beneficially 5% or more of the following classes of the Strategic Value Fund’s outstanding shares:

Shareholder Name and Address [To be updated]	Class	Percentage Owned	Pro Forma Percentage Owned*
[To be updated]

*	Percentage owned assuming completion of the reorganization on [ , 2009].

**	Believed to be a record owner.

***	Believed to be a beneficial owner.

The votes of the shareholders of the Value Fund are not being solicited because their approval or consent is not necessary for this transaction. As of the record date, the officers and Trustees of the Value Fund, as a group, beneficially owned less than 1% of any class of the outstanding shares of the Value Fund. To the best of the knowledge of the Value Fund, as of the record date, the following shareholders owned of record or beneficially 5% or more of the following classes of the Value Fund:

Shareholder Name and Address [To Be Updated]	Class	Percentage Owned	Pro Forma Percentage Owned*
[To be updated]

*	Percentage owned assuming completion of the reorganization on [ , 2009].

Solicitation of Proxies. In addition to soliciting proxies by mail, the Trustees and employees of MFS, MFS Distributors, Inc. and MFS Service Center, Inc. may solicit proxies in person or by telephone. In addition, the Strategic Value Fund has retained at its own expense D.F. King & Co., Inc. to aid in the solicitation of instructions for nominee and registered accounts for a fee of approximately [$ ], plus reasonable out-of-pocket expenses for proxy solicitation services, which will be paid by the Strategic Value Fund. The Strategic Value Fund may also arrange to have votes recorded by telephone. The telephonic voting procedure is designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Shareholders would be asked for their Social Security numbers or other identifying information. The shareholders would then be given an opportunity to authorize their proxies to vote their shares in accordance with their instructions. To ensure that the shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A toll-free number will be available in the event the information in the confirmation is incorrect.

Shareholders have the opportunity to vote via the Internet as directed on your proxy card. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Meeting. To vote via the Internet, you will need the “control” number that appears on your proxy card. The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

Persons holding shares as nominees will upon request be reimbursed by the Strategic Value Fund for their reasonable expenses in soliciting instructions from their principals.

Revocation of Proxies. Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted, by a written revocation received by the Secretary of the Strategic Value Fund or by properly executing a later-dated proxy or by attending the Meeting and voting in person.

Shareholder Proposals. The Strategic Value Fund does not hold annual shareholder meetings in any year in which the election of Trustees is not required to be acted upon by 1940 Act. However, the Fund currently maintains a policy to hold a shareholder meeting at least every five years to elect Trustees. If the reorganization is not approved, any shareholder who wishes to submit a proposal to be considered by the Fund’s shareholders at the next meeting of shareholders should send the proposal to the

Strategic Value Fund, c/o Susan S. Newton, Assistant Secretary, at 500 Boylston Street, 24th Floor, Boston, Massachusetts 02116-3741, so as to be received within a reasonable time before the Board of Trustees makes the solicitation relating to such meeting. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws.

Adjournment. If the necessary quorum to transact business or sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the voting power of the outstanding shares entitled to vote on the question present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal. The Strategic Value Fund pays the costs of any additional solicitation and of any adjourned session.

MISCELLANEOUS

Independent Registered Public Accounting Firm

Ernst & Young LLP serves as Independent Registered Public Accounting Firm to both the Strategic Value Fund and the Value Fund. The audited financial statements of the Strategic Value Fund and the Value Fund for the fiscal years ended July 31, 2008 and August 31, 2008, respectively, included in the Funds’ respective Statements of Additional Information, have been audited by Ernst & Young LLP, whose reports thereon are included in the respective Funds’ Statements of Additional Information and in the Annual Reports to Shareholders for the fiscal years ended July 31, 2008 and August 31, 2008, respectively. The financial statements audited by Ernst & Young LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

Available Information

The Strategic Value Fund and the Value Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance with these laws, they each file reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Washington D.C. 20549 and the public reference facilities at the SEC’s Northeast and Midwest regional offices at 3 World Financial Center, Room 4300, New York, NY 10281 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604, respectively. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates, or at the SEC website (http://www.sec.gov).

Other Business

Management of the Strategic Value Fund knows of no business other than the matters specified above that will be presented at the Meeting. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

Notice To Banks, Broker-Dealers and Voting Trustees And Their Nominees.

Please advise the Strategic Value Fund, in care of MFS Service Center, Inc., P.O. Box 55824, Boston, MA 02205-5824, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

May [    ], 2009

MFS STRATEGIC VALUE FUND

500 Boylston Street

Boston, MA 02116-3741

Appendix A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made this day of ___ day of ___________, 2009, by and between MFS Series Trust X, a Massachusetts business trust (“Trust X”), on behalf of MFS Strategic Value Fund, a segregated portfolio of assets (“series”) thereof (the “Acquired Fund”), and MFS Series Trust I, a Massachusetts business trust (“Trust I”), on behalf of MFS Value Fund, a segregated portfolio of assets (“series”) thereof (the “Surviving Fund”), each with its principal place of business at 500 Boylston Street, Boston, Massachusetts 02116. Each of the Acquired Fund and the Surviving Fund are also referred to herein as a “Fund” and, together, as the “Funds.”

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of the regulations under Section 368(a) (the “Regulations”) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of (1) the transfer of the Assets (as defined herein) of the Acquired Fund to the Surviving Fund in exchange solely for the assumption by the Surviving Fund of the Liabilities (as defined herein) of the Acquired Fund and the issuance to the Acquired Fund of shares of beneficial interest, no par value (“shares”), in the Surviving Fund (the “Reorganization Shares”), (2) the distribution of the Reorganization Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein and (3) the termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (collectively, the “Reorganization”).

All representations, warranties, covenants and obligations of the Surviving Fund and the Acquired Fund contained herein shall be deemed to be representations, warranties, covenants and obligations of Trust X, acting on behalf of the Acquired Fund, and Trust I acting on behalf of the Surviving Fund, respectively, and all rights and benefits created hereunder in favor of the Surviving Fund and the Acquired Fund shall inure to, and shall be enforceable by, Trust X, acting on behalf of the Acquired Fund and Trust I, acting on behalf of the Surviving Fund, respectively.

The Acquired Fund’s shares are divided into eight classes, designated Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Class R4 shares (the “Class A Acquired Fund Shares,” the “Class B Acquired Fund Shares,” the “Class C Acquired Fund Shares,” the “Class I Acquired Fund Shares,” the “Class R1 Acquired Fund Shares,” the “Class R2 Acquired Fund Shares,” the “Class R3 Acquired Fund Shares,” and the “Class R4 Acquired Fund Shares” respectively, and together, the “Acquired Fund Shares”). The Surviving Fund’s shares are divided into twelve classes (the “Surviving Fund Shares”), including the following designated share classes: Class A, Class B, Class C, Class I, Class R, Class R2, Class R3 and Class R4 shares (the “Class A Reorganization Shares,” the “Class B Reorganization Shares,” the “Class C Reorganization Shares,” the “Class I Reorganization Shares,” the “Class R1 Reorganization Shares,” the “Class R2 Reorganization Shares,” the “Class R3 Reorganization Shares,” and the Class R4 Reorganization Shares respectively, and, together, the “Reorganization Shares”). The Surviving Fund also has the following four designated share classes: Class W, Class 529A, Class 529B and Class 529C shares. Each class of Acquired Fund Shares is substantially similar to the corresponding class of Reorganization Shares, i.e., the Acquired Fund’s Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Class R4 shares correspond to the Surviving Fund’s Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Class R4 shares.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. The Reorganization

1.1 The Acquired Fund will transfer to the Surviving Fund all of its assets (consisting of, without limitation, portfolio securities and instruments, dividend and interest receivables, claims and rights of action, cash and other assets) as set forth in a statement of assets and liabilities as of the Valuation Time (as defined in paragraph 2.1 hereof) prepared in accordance with generally accepted accounting principles consistently applied, certified by the Acquired Fund’s Treasurer or Assistant Treasurer and delivered by the Acquired Fund to the Surviving Fund pursuant to paragraph 5.7 hereof (the “Statement of Assets and Liabilities”) (collectively, the “Assets”), free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange solely for (a) the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund, including the Acquired Fund’s liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business (the “Liabilities”) and (b) the issuance and delivery by the Surviving Fund to the Acquired Fund, for distribution in accordance with paragraph 1.3 hereof pro rata to the Acquired Fund shareholders of record determined as of the Valuation Time (the “Acquired Fund Shareholders”), of the number of full and fractional (rounded to the third decimal place) Reorganization Shares determined as provided in paragraph 2.2 hereof. Such transactions shall take place at the closing provided for in paragraph 3.1 hereof (the “Closing”).

1.2 The Acquired Fund has provided the Surviving Fund with a list of the current securities holdings and other assets of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities or other assets prior to the Closing.

1.3 On or as soon after the closing date established in paragraph 3.1 hereof (the “Closing Date”) as is conveniently practicable (the “Liquidation Date”), the Acquired Fund will distribute the Reorganization Shares it received pursuant to paragraph 1.1 hereof pro rata to the Acquired Fund Shareholders in actual or constructive exchange for their Acquired Fund Shares in complete liquidation of the Acquired Fund. Such distribution will be accomplished by the transfer of the Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Class R4 Reorganization Shares then credited to the account of the Acquired Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of full and fractional (rounded to the third decimal place) Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Class R4 Reorganization Shares due such shareholders, by class (i.e., the account for each Acquired Fund Shareholder of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Class R4 Acquired Fund Shares shall be credited with the respective pro rata number of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Class R4 (as applicable) Reorganization Shares due that shareholder). The Surviving Fund will not issue share certificates representing the Reorganization Shares in connection with such distribution, except in connection with pledges and assignments and in certain other limited circumstances.

1.4 The Acquired Fund shall use reasonable efforts to ensure that Acquired Fund Shareholders holding certificates representing their ownership of Acquired Fund Shares surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an “Affidavit”), to the Acquired Fund prior to the Closing Date. Any Acquired Fund Share certificate that remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer show evidence of ownership of Acquired Fund Shares and shall not evidence ownership of any Reorganization Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating

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thereto shall be delivered, any dividends and other distributions payable by the Surviving Fund subsequent to the Closing Date with respect to the Reorganization Shares allocable to a holder of such certificate(s) shall be paid to such holder, but such holder may not redeem or transfer such Reorganization Shares.

1.5 Any transfer taxes payable upon issuance of the Reorganization Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Reorganization Shares are to be issued and transferred.

1.6 The legal existence of the Acquired Fund shall be terminated promptly following the Liquidation Date.

2. Valuation

2.1 The net asset value of each class of the Reorganization Shares and the net value of the Assets shall in each case be determined as of the close of business (4:00 p.m. Boston time) on the Closing Date (the “Valuation Time”). The net asset value of each class of the Reorganization Shares shall be computed by State Street Bank and Trust Company (the “Custodian”), as custodian and pricing agent for the Surviving Fund, using the valuation procedures set forth in Trust I’s Amended and Restated Declaration of Trust (“Trust I’s Declaration of Trust”) or Master Amended and Restated By-Laws (“Trust I’s By-Laws”) and the Surviving Fund’s then-current prospectus and statement of additional information (collectively, the “Surviving Fund Valuation Procedures”), to not less than two decimal places. The net value of the Assets shall be computed by the Custodian, as custodian and pricing agent for the Acquired Fund, by calculating the value of the Assets and subtracting therefrom the amount of the Liabilities, using the valuation procedures set forth in Trust X’s Amended and Restated Declaration of Trust (“Trust X’s Declaration of Trust”) or Master Amended and Restated By-Laws (“Trust X’s By-Laws”) and the Acquired Fund’s then-current prospectus and statement of additional information (collectively, the “Acquired Fund Valuation Procedures”). The determinations of the Custodian shall be conclusive and binding on all parties in interest; provided, however, that, in computing each Fund’s net asset value in accordance with this paragraph 2.1, any fair value determination required to be made by the Surviving Fund Valuation Procedures or Acquired Fund Valuation Procedures with respect to a portfolio security or other asset of either Fund shall be made in accordance with the applicable Fund’s Valuation Procedures, and any such fair value determinations shall be conclusive and binding on the Custodian and all parties in interest.

2.2 The number of Reorganization Shares of each class (including fractional shares, if any, rounded to the third decimal place) the Surviving Fund shall issue pursuant to paragraph 1.1(b) hereof shall be as follows: (a) the number of Class A Reorganization Shares shall be determined by dividing the net value of the Assets (computed as set forth in paragraph 2.1 hereof) (the “Acquired Fund Value”) attributable to the Class A Acquired Fund Shares by the net asset value of a Class A Reorganization Share (computed as set forth in such paragraph); (b) the number of Class B Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class B Acquired Fund Shares by the net asset value of a Class B Reorganization Share (as so computed); (c) the number of Class C Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class C Acquired Fund Shares by the net asset value of a Class C Reorganization Share (as so computed); (d) the number of Class I Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class I Acquired Fund Shares by the net asset value of a Class I Reorganization

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Share (as so computed); (e) the number of Class R1 Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class R1 Acquired Fund Shares by the net asset value of a Class R1 Reorganization Share (as so computed); (f) the number of Class R2 Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class R2 Acquired Fund Shares by the net asset value of a Class R2 Reorganization Share (as so computed); (g) the number of Class R3 Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class R3 Acquired Fund Shares by the net asset value of a Class R3 Reorganization Share (as so computed); and (h) the number of Class R4 Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class R4 Acquired Fund Shares by the net asset value of a Class R4 Reorganization Share (as so computed).

2.3 Except for certain fair value determinations as described in paragraph 2.1 hereof, all computations of value shall be made by the Custodian in its capacity as pricing agent for the Surviving Fund and the Acquired Fund, as applicable, and in accordance with its regular practice in pricing the shares and assets of the Surviving Fund and the Acquired Fund, as applicable, using the relevant Fund’s Valuation Procedures.

3. Closing and Closing Date

3.1 The Closing Date shall be July ___, 2009 or such other date on or before September 30, 2009 as the parties may agree. The Closing shall be held at 5:00 p.m., Boston time, at the offices of Trust X and Trust I, 500 Boylston Street, Boston, Massachusetts 02116, or at such other time and/or place as the parties may agree.

3.2 Portfolio securities shall be transferred by the Acquired Fund to the Custodian for the account of the Surviving Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the US Treasury Department’s book-entry system or by the Depository Trust Company or other third-party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5, or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency, certified or official bank check or federal fund wire, payable to the order of “State Street Bank and Trust Company, Custodian for the MFS Value Fund” or in the name of any successor organization.

3.3 If on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that accurate appraisal of the net value of the Assets or the net asset value of each class of the Reorganization Shares is impracticable, the Closing Date shall be postponed until the next business day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before September 30, 2009, this Agreement may be terminated by either Fund upon the giving of written notice to the other.

3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund Shareholders and the number of outstanding Acquired Fund Shares owned by each such shareholder, all as of the close of business on the Closing Date (the “Shareholder List”).

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The Surviving Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Reorganization Shares credited on the Liquidation Date, or provide evidence satisfactory to the Acquired Fund that such Reorganization Shares have been credited to the Acquired Fund’s account on the books of the Surviving Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. Representations and Warranties

4.1 Trust X, on behalf of the Acquired Fund, represents and warrants to Trust I, on behalf of the Surviving Fund, as follows:

(a) Trust X is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out its obligations under this Agreement. Neither Trust X nor the Acquired Fund is required to qualify to do business in any other jurisdiction. This Agreement has been duly authorized by Trust X, subject to the approval of the shareholders of the Acquired Fund. Trust X has all necessary federal, state and local authorizations to own all of the properties and assets of Trust X and to carry on its business as now being conducted;

(b) Trust X is a duly registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect; and the Acquired Fund is a separate series of Trust X duly constituted in accordance with the applicable provisions of Trust X’s Declaration of Trust, Trust X’s By-Laws and the laws of The Commonwealth of Massachusetts;

(c) Trust X is not, and the execution, delivery and performance of this Agreement by Trust X will not result, in violation of any provision of Trust X’s Declaration of Trust or Trust X’s By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trust X or the Acquired Fund is a party or by which Trust X or the Acquired Fund is bound;

(d) The Acquired Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with the Acquired Fund’s obligations under this Agreement) that will not be terminated at or prior to the Closing Date and no such termination will result in liability to Trust X or the Acquired Fund (or the Surviving Fund);

(e) Except as otherwise disclosed in writing to and accepted by Trust I, on behalf of the Surviving Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the knowledge of Trust X or the Acquired Fund, threatened against Trust X or the Acquired Fund or any of its properties or assets. Neither Trust X nor the Acquired Fund know of facts that might form the basis for the institution of such proceedings, and neither Trust X nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transactions herein contemplated;

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(f) The statement of assets and liabilities, including the schedule of portfolio investments, of the Acquired Fund as of July 31, 2008, and the related statement of operations for the fiscal year then ended, and the statement of changes in net assets for the fiscal years ended July 31, 2008 and July 31, 2007 (copies of which have been furnished to the Surviving Fund) have been audited by Ernst & Young, Independent Registered Public Accounting Firm, and present fairly in all material respects the financial position of the Acquired Fund as of July 31, 2008 and the results of its operations and changes in net assets for the respective stated periods in accordance with accounting principles generally accepted in the United States of America consistently applied, and there are no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

(g) The unaudited statement of assets and liabilities, including the schedule of portfolio investments, of the Acquired Fund as of January 31, 2009, and the related statement of operations for the fiscal semi-annual period then ended, and the statement of changes in net assets for the fiscal semi-annual period ended January 31, 2009 (copies of which have been furnished to the Surviving Fund) present fairly in all material respects the financial position of the Acquired Fund as of January 31, 2009 and the results of its operations and changes in net assets for the semi-annual period in accordance with accounting principles generally accepted in the United States of America, consistently applied, and there are no known actual or contingent liabilities of the Acquired Fund as of the date thereof not described therein;

(h) Since July 31, 2008, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Trust I, on behalf of the Surviving Fund. For the purposes of this subparagraph (h), a decline in net asset value per Acquired Fund Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Acquired Fund, or a distribution or a payment of dividends shall not constitute a material adverse change;

(i) As of the Closing Date, the Acquired Fund will have, within the times and in the manner prescribed by law, properly filed all required federal and other tax returns and reports which, to the knowledge of Trust X’s officers, are required to have been filed by the Acquired Fund by such date and all such returns and reports were complete and accurate in all material respects. The Acquired Fund has timely paid or will timely pay, in the manner prescribed by law, all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid;

(j) For each taxable year of its operations and since its inception, for federal income tax purposes, the Acquired Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company,” and the provisions of sections 851 through 855 of the Code have applied and will continue to apply to Acquired Fund for each taxable year since its inception and for the remainder of its current taxable year beginning August 1, 2008 and ending on the Closing Date.

The Acquired Fund will declare to the Acquired Fund shareholders of record on or prior to the Closing Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing to the Acquired Fund shareholders (a) all of the excess of (i) the Acquired Fund’s investment income excludable from gross income under section 103(a) of the

6

Code over (ii) the Acquired Fund’s deductions disallowed under sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Fund’s investment company taxable income as defined in section 852 of the Code, (computed in each case without regard to any deduction for dividends paid), and (c) all of the Acquired Fund’s net realized capital gain (after reduction for any capital loss carry forward) in each case for both the taxable year ending on July 31, 2008 and the short taxable year beginning on August 1, 2008 and ending on the Closing Date. Such dividends will be made to ensure continued qualification of the Acquired Fund as a “regulated investment company” for tax purposes and to eliminate fund-level tax.

(k) The authorized capital of Trust X consists of an unlimited number of shares, currently divided into twelve series and, with respect to the Acquired Fund, into ten classes at the date hereof. All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by Trust X (except as described in the Acquired Fund’s current prospectus and statement of additional information). All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List. Trust X does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

(l) Except as previously disclosed to Trust I, at the Closing Date the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer, convey and deliver the Assets hereunder, and upon delivery and payment for the Assets, the Surviving Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”);

(m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Trust X, on behalf of the Acquired Fund (with the exception of the approval of this Agreement by the Acquired Fund’s shareholders holding at least a majority of the outstanding voting securities (as defined by the 1940 Act) of the Acquired Fund), and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the approval of such shareholders and, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations thereunder applicable thereto;

(o) The proxy statement of the Acquired Fund (the “Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.7 hereof) (other than written information furnished by the Surviving Fund for inclusion therein, as covered by Trust I’s representation and warranty in paragraph 4.2(o) hereof), on the effective date of the Registration Statement, on the date of the Meeting (as defined in paragraph 5.2 hereof) and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

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(p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust X, on behalf of the Acquired Fund, of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder (collectively, the “Acts”), and such as may be required under state securities laws;

(q) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Surviving Fund;

(r) The then current prospectus and statement of additional information of the Acquired Fund, as supplemented and updated from time to time, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(s) The Acquired Fund incurred the Liabilities in the ordinary course of its business.

4.2 Trust I, on behalf of the Surviving Fund, represents and warrants to Trust X, on behalf of the Acquired Fund, as follows:

(a) Trust I is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. Neither Trust I nor the Surviving Fund is required to qualify to do business in any other jurisdiction. This Agreement has been duly authorized by Trust I on behalf of the Surviving Fund. Trust I has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted.

(b) Trust I is a duly registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and the Surviving Fund is a separate series of Trust I duly constituted in accordance with the applicable provisions of Trust I’s Declaration of Trust, Trust I’s By-Laws and the laws of The Commonwealth of Massachusetts;

(c) The current prospectus and statement of additional information of the Surviving Fund, each dated January 1, 2009, as supplemented and updated from time to time (collectively, the “Surviving Fund Prospectus”), and the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein as covered by the Acquired Fund’s representation and warranty in paragraph 4.1(n) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(d) At the Closing Date, the Surviving Fund will have good and marketable title to its assets;

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(e) Trust I is not, and the execution, delivery and performance of this Agreement will not result, in violation of Trust I’s Declaration of Trust or Trust I’s By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trust I or the Surviving Fund is a party or by which Trust I or the Surviving Fund is bound;

(f) Except as otherwise disclosed in writing to and accepted by Trust X, on behalf of the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the knowledge of Trust I or the Surviving Fund, threatened against Trust I or the Surviving Fund or any of its properties or assets. Neither Trust I nor the Surviving Fund know of facts that might form the basis for the institution of such proceedings, and neither Trust I nor the Surviving Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transaction herein contemplated;

(g) The statement of assets and liabilities, including the schedule of portfolio investments, of the Surviving Fund as of August 31, 2008, and the related statement of operations for the fiscal year then ended, and the statement of changes in net assets for the fiscal years ended August 31, 2008 and August 31, 2007 (copies of which have been furnished to the Acquired Fund) have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and present fairly in all material respects the financial position of the Surviving Fund as of August 31, 2008 and the results of its operations and changes in net assets for the respective stated periods in accordance with accounting principles generally accepted in the United States of America consistently applied, and there are no known actual or contingent liabilities of the Surviving Fund as of the respective dates thereof not disclosed therein;

(h) The unaudited statement of assets and liabilities, including the schedule of portfolio investments, of the Surviving Fund as of February 28, 2009, and the related statement of operations and statement of changes in net assets for the semi-annual period then ended, (copies of which have been furnished to the Acquired Fund) present fairly in all material respects the financial position of the Surviving Fund as of February 28, 2009, and the results of its operations and changes in net assets for the stated period in accordance with accounting principles generally accepted in the United States of America consistently applied and there are no known actual or contingent liabilities of the Surviving Fund as of the date thereof not disclosed therein;

(i) Since August 31, 2008, there has not been any material adverse change in the Surviving Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (i), a decline in net asset value per Surviving Fund Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Surviving Fund, or a distribution or a payment of dividends, shall not constitute a material adverse change;

(j) As of the Closing Date, the Surviving Fund, will have, within the times and in the manner prescribed by law, properly filed all federal and other tax returns and reports which, to the knowledge of the officers of the Surviving Fund, are required to be filed by the Surviving Fund by such date, and all such returns and reports were complete and accurate in all material respects. The Surviving Fund has timely paid or will timely pay, in the manner prescribed by law, all federal and other taxes shown to be due on said returns or on any assessments received by the Surviving Fund. All tax liabilities of the Surviving Fund have been adequately provided for on its

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books, and no tax deficiency or liability of the Surviving Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid;

(k) For each taxable year of its operations since its inception, for federal income tax purposes, the Surviving Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the provisions of sections 851 through 855 of the Code have applied and will continue to apply to the Surviving Fund for each taxable year since its inception and for the remainder of its current taxable year beginning September 1, 2008 and ending on the Closing Date.

(l) The authorized capital of Trust I consists of an unlimited number of shares, currently divided into eight series and, with respect to the Surviving Fund, into ten classes at the date hereof. All issued and outstanding Surviving Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund’s current prospectus and statement of additional information). The Surviving Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Surviving Fund Shares, nor is there outstanding any security convertible into any such shares;

(m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Trust I, on behalf of the Surviving Fund, and this Agreement constitutes a valid and binding obligation of the Surviving Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The Reorganization Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will be duly authorized at the Closing Date and, when so issued and delivered, will be duly and validly issued Surviving Fund Shares and will be fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund’s current prospectus and statement of additional information);

(o) The information to be furnished by the Surviving Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations applicable thereto;

(p) Trust I, on behalf of the Surviving Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws or other securities laws as it may deem appropriate in order to continue its operations and the operations of the Surviving Fund after the Closing Date;

(q) All of the Surviving Fund’s issued and outstanding Surviving Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquired Fund;

(r) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Surviving Fund, of the transactions contemplated by this Agreement, except such as have been obtained under the Acts and such as may be required under state securities laws; and

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(s) No consideration other than Reorganization Shares (and the Surviving Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

5. Covenants

5.1 Each Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions.

5.2 Trust X will call a meeting of shareholders of the Acquired Fund (the “Meeting”) to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 Trust X covenants that the Reorganization Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 Trust X covenants that it will, from time to time, as and whenever requested by the Surviving Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Surviving Fund may reasonably deem necessary or desirable to vest in and confirm the Surviving Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.5 Trust X will provide such information as Trust I reasonably requests concerning the ownership of Acquired Fund Shares, including the information specified in paragraph 3.4 hereof.

5.6 Subject to the provisions of this Agreement, Trust X and Trust I each will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7 Trust X will furnish to Trust I on the Closing Date the Statement of Assets and Liabilities. As promptly as practicable, but in any case within 60 days after the Closing Date, Trust X or its designee will furnish to Trust I, in such form as is reasonably satisfactory to Trust I, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carry forwards and other items that the Surviving Fund will succeed to and take into account as a result of Section 381 of the Code.

5.8 Trust I, on behalf of the Surviving Fund, will prepare and file with the Commission a Registration Statement on Form N-14 (the “Registration Statement”) in compliance with the 1933 Act and the 1940 Act, in connection with the issuance of the Reorganization Shares as contemplated herein.

5.9 Trust I, on behalf of the Surviving Fund, will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the Acts, in connection with the Meeting to consider approval of this Agreement.

5.10 Trust X agrees to provide the Surviving Fund with information applicable to the Acquired Fund required under the Acts for inclusion in the Registration Statement and the Proxy Statement.

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6. Conditions Precedent to Obligations of Trust X on behalf of the Acquired Fund

The obligations of Trust X to consummate the transactions provided for herein shall be, at its election, subject to the performance by the Surviving Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of Trust I, on behalf of the Surviving Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2 Trust I, on behalf of the Surviving Fund, shall have delivered to Trust X on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer or Assistant Treasurer, in form and substance satisfactory to Trust X and dated as of the Closing Date, to the effect that the representations and warranties of the Surviving Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that Trust I and the Surviving Fund shall have complied with all covenants and agreements and satisfied all conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date, and as to such other matters as Trust X shall reasonably request; and

6.3 Trust X shall have received on the Closing Date a favorable opinion from Susan S. Newton, Associate General Counsel and Senior Vice President of Massachusetts Financial Services Company (“MFS”), the Surviving Fund’s investment adviser, dated as of the Closing Date, in a form satisfactory to Trust X, to the effect that:

(a) Trust I is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement. The Surviving Fund is a separate series of Trust I duly constituted in accordance with Trust I’s Declaration of Trust and Trust I’s By-Laws;

(b) this Agreement has been duly authorized, executed and delivered by the Surviving Fund and, assuming that the Surviving Fund prospectus contained in the Registration Statement, the Registration Statement and the Proxy Statement comply with the Acts, and assuming due authorization, execution and delivery of this Agreement by Trust X on behalf of the Acquired Fund, is a valid and binding obligation of Trust I and the Surviving Fund enforceable against Trust I and the Surviving Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c) assuming that consideration therefor of not less than the net asset value thereof has been paid, the Reorganization Shares to be issued and delivered to the Acquired Fund on behalf of the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such issuance and delivery will be validly issued and outstanding and fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund’s current prospectus and statement of additional information), and no shareholder of the Surviving Fund has any preemptive right to subscription or purchase in respect thereof pursuant to any federal or Massachusetts law or Trust I’s Declaration of Trust or Trust I’s By-Laws;

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(d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Trust I’s Declaration of Trust or Trust I’s By-Laws, or any material provision of any agreement (known to such counsel) to which Trust I or the Surviving Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which Trust I or the Surviving Fund is a party or by which it is bound;

(e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust I or the Surviving Fund of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws;

(f) the descriptions in the Registration Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to Trust I or the Surviving Fund, are accurate in all material respects;

(g) to the knowledge of such counsel, there are no legal or governmental proceedings relating to Trust I or the Surviving Fund existing on or before the date of mailing the Proxy Statement or the Closing Date required to be described in the Registration Statement that are not described as required;

(h) to the knowledge of such counsel, Trust I is a duly registered investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(i) except as may have been previously disclosed by Trust I, on behalf of the Surviving Fund, in writing to Trust X, on behalf of the Acquired Fund, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body currently is pending or threatened as to Trust I or the Surviving Fund or any of their properties or assets, and neither Trust I nor the Surviving Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Such opinion shall also state that while such counsel has not independently verified, and is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, she generally reviewed and discussed certain of such statements with certain officers of the Surviving Fund and that in the course of such review and discussion no facts came to the attention of such counsel that led her to believe that, on the effective date of the Registration Statement, the date of the Meeting or the Closing Date and only insofar as such statements relate to the Surviving Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to Trust X or the Acquired Fund, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of Trust X, its Board of Trustees and its officers and the Acquired Fund. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as Trust X may reasonably request.

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7. Conditions Precedent to Obligations of Trust I on behalf of the Surviving Fund

The obligations of Trust I, on behalf of the Surviving Fund, to complete the transactions provided for herein shall be, at its election, subject to the performance by Trust X, on behalf of the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of Trust X, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2 Trust X, on behalf of the Acquired Fund, shall have delivered to the Surviving Fund the Statement of Assets and Liabilities, together with a list of the Acquired Fund’s portfolio securities showing the federal income tax bases of and holding periods for such securities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of Trust X;

7.3 Trust X, on behalf of the Acquired Fund, shall have delivered to Trust I on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of the Closing Date, to the effect that the representations and warranties of Trust X, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund shall have complied with all covenants and agreements and satisfied all conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date, and as to such other matters as the Surviving Fund shall reasonably request;

7.4 Trust I shall have received on the Closing Date a favorable opinion from Susan S. Newton, Associate General Counsel and Senior Vice President of MFS, the Acquired Fund’s investment adviser, dated as of the Closing Date, in a form satisfactory to the Surviving Fund to the effect that:

(a) Trust X is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement. The Acquired Fund is a separate series of Trust X duly constituted in accordance with Trust X’s Declaration of Trust and Trust X’s By-Laws;

(b) this Agreement has been duly authorized, executed and delivered by Trust X and, assuming that the Surviving Fund prospectus contained in the Registration Statement, the Registration Statement and the Proxy Statement comply with the Acts, and assuming due authorization, execution and delivery of this Agreement by Trust I, on behalf of the Surviving Fund, is a valid and binding obligation of Trust X and the Acquired Fund enforceable against Trust X and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c) Trust X, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly, sold, assigned, conveyed, transferred and delivered such assets to the Surviving Fund.

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(d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Trust X’s Declaration of Trust or Trust X’s By-Laws, or any material provision of any agreement (known to such counsel) to which Trust X or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which Trust X or the Surviving Fund is a party or by which it is bound;

(e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust X of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws;

(f) the descriptions in the Proxy Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to Trust X and the Acquired Fund, are accurate in all material respects;

(g) to the knowledge of such counsel, there are no legal or governmental proceedings relating to Trust X or the Acquired Fund existing on or before the date of mailing the Proxy Statement or the Closing Date required to be described in the Proxy Statement that are not described as required;

(h) assuming that consideration therefor of not less than the net asset value and the par value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund’s registration statement or any amendment thereto in effect at the time of such issuance, all issued and outstanding shares of the Acquired Fund are validly issued and outstanding and fully paid and nonassessable (except as described in the Acquired Fund’s current prospectus and statement of additional information);

(i) to the knowledge of such counsel, Trust X is a duly registered investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(j) except as may have been previously disclosed by Trust X on behalf of the Acquired Fund, in writing to Trust I, on behalf of the Surviving Fund, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened as to Trust X or the Acquired Fund or any of the Acquired Fund’s properties or assets, and Trust X is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Such opinion shall also state that while such counsel has not verified, and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement, she generally reviewed and discussed certain of such statements with certain officers of Trust X and that in the course of such review and discussion no facts came to the attention of such counsel that led her to believe that, on the effective date of the Registration Statement or on the date of the Meeting and only insofar as such statements relate to Trust X or the Acquired Fund, the Proxy Statement contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in

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the light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to Trust I or the Surviving Fund, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of Trust I, its Board of Trustees and its officers, and the Surviving Fund. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as the Surviving Fund may reasonably request.

7.5 The assets of the Acquired Fund to be acquired by the Surviving Fund will include no assets which the Surviving Fund, by reason of limitations contained in Trust I’s Declaration of Trust or of investment restrictions disclosed in the Surviving Fund’s prospectus and statement of additional information in effect on the Closing Date, may not properly acquire.

8. Further Conditions Precedent to Obligations of Trust I on behalf of the Surviving Fund and Trust X on behalf of the Acquired Fund

The obligations of Trust X hereunder are, at the option of Trust I, and the obligations of Trust I hereunder are, at the option of Trust X, each subject to the further conditions that on or before the Closing Date:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of outstanding Acquired Fund Shares in accordance with the provisions of Trust X’s Declaration of Trust and Trust X’s By-Laws and the 1940 Act and the rules thereunder, and certified copies of the resolutions evidencing such approval shall have been delivered to the Surviving Fund;

8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including “no-action” positions of such federal or state authorities) deemed necessary by Trust I, on behalf of the Surviving Fund, or Trust X on behalf of the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Trust I, on behalf of the Surviving Fund, or Trust X, on behalf of the Acquired Fund may waive any such conditions for itself, respectively;

8.4 The Registration Statement shall have become effective under the 1933 Act and, as of the Closing Date, no stop orders suspending the effectiveness thereof shall have been issued, and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5 The Acquired Fund shall have declared to Acquired Fund shareholders of record on or prior to the Closing Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing to the Acquired Fund shareholders (a) all of the excess of (i) the Acquired Fund’s investment income excludable from gross income under section 103(a) of the Code over (ii) the Acquired Fund’s deductions disallowed under sections 265 and 171(a)(2) of the

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Code, (b) all of the Acquired Fund’s investment company taxable income as defined in section 852 of the Code, (computed in each case without regard to any deduction for dividends paid), and (c) all of the Acquired Fund’s net realized capital gain (after reduction for any capital loss carry forward) in each case for both the taxable year ending on July 31, 2008 and the short taxable year beginning on August 1, 2008 and ending on the Closing Date;

8.6 Trust X and Trust I shall have received an opinion of Ropes & Gray LLP (“Tax Counsel”), reasonably satisfactory to them, as to the federal income tax consequences mentioned below (the “Tax Opinion”). In rendering the Tax Opinion, Tax Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Tax Counsel may treat as representations and warranties made to it, and in separate letters addressed to Tax Counsel and certificates delivered pursuant to this Agreement. The Tax Opinion shall be substantially to the effect that based on the existing provisions of the Code, Treasury regulations, current administrative rules, and court decisions, on the basis of the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Surviving Fund and the Acquired Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized by the Surviving Fund upon the receipt of the Assets of the Acquired Fund in exchange for Reorganization Shares and the assumption by the Surviving Fund of the Liabilities of the Acquired Fund;

(c) the basis in the hands of the Surviving Fund of the Assets of the Acquired Fund transferred to the Surviving Fund in the Transaction will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer;

(d) the holding periods of the Assets of the Acquired Fund in the hands of the Surviving Fund will include the periods during which such Assets were held by the Acquired Fund;

(e) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s Assets to the Surviving Fund in exchange for the Reorganization Shares and the assumption by the Surviving Fund of the Liabilities of the Acquired Fund, or upon the distribution of the Reorganization Shares by the Acquired Fund to its shareholders in liquidation pursuant to this Agreement;

(f) no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares for Reorganization Shares;

(g) the aggregate basis of the Reorganization Shares that an Acquired Fund Shareholder receives in connection with the Reorganization will be the same as the aggregate basis of his or her Acquired Fund shares exchanged therefore;

(h) an Acquired Fund Shareholder’s holding period for his or her Reorganization Shares will be determined by including the period for which he or she held the Acquired Fund shares exchanged therefore, provided that he or she held such Acquired Fund shares as capital assets; and

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(i) the Surviving Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Notwithstanding the above, the Tax Opinion will state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Acquired Fund Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Trust I and Trust X each agrees to make and provide additional representations to Tax Counsel with respect to the Surviving Fund and the Acquired Fund, respectively, that are reasonably necessary to enable Tax Counsel to deliver the Tax Opinion. Notwithstanding anything herein to the contrary, Trust I and Trust X may not waive in any material respect the condition set forth in this paragraph 8.6.

8.7 The Board of Trustees of each Fund shall have determined, with respect to each Fund, that the Reorganization is in the best interests of the Fund and is not dilutive of the interests of the Fund’s existing shareholders and, based on such determinations, shall have approved this Agreement and the transactions contemplated thereby.

9. Brokerage Fees and Expenses; Contingent Deferred Sales Charges; Certain Tax Matters; Certain Records

9.1 Trust I and Trust X each represents and warrants to the other that there are no brokers or finders entitled to receive any payments from either party to this Agreement in connection with the transactions provided for herein.

9.2 Each Fund will be liable for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement, whether or not the Reorganization is consummated.

9.3 Reorganization Shares issued in connection with the Reorganization will not be subject to any initial sales charge; however, if any Acquired Fund Shares are at the Closing Date subject to a contingent deferred sales charge (a “CDSC”), the Surviving Fund CDSC schedule and the methodology of aging such shares as set forth in the Surviving Fund Prospectus will apply to the Reorganization Shares issued in respect of such Acquired Fund Shares, and the Reorganization Shares received by Acquired Fund Shareholders pursuant to paragraph 1.4 hereof will, for purposes of calculating the CDSC, if applicable, and determining when the Surviving Fund’s Class B shares will convert to Class A shares of the Surviving Fund, be treated as if purchased on the original date of purchase of such Acquired Fund Shares.

9.4 Trust X agrees that it or its designee shall, on behalf of the Acquired Fund, file or furnish all federal, state and other tax returns, forms and reports, including information returns and payee statements, if applicable, of the Acquired Fund required by law to be filed or furnished by such dates as required by law to be filed or furnished, and shall provide such other federal and state tax information to shareholders of the Acquired Fund as has been customarily provided by the Acquired Fund, all with respect to the fiscal period commencing August 1, 2008 and ending on the Closing Date.

9.5 Trust X, on behalf of the Acquired Fund, agrees that it or its designee shall deliver to Trust I, on behalf of the Surviving Fund, on the Closing Date or as soon thereafter as possible: (a) Acquired Fund shareholder statements and tax forms (i.e., Forms 1099) for the taxable years

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ended July 31, 2007 and July 31, 2008, and the short taxable year commencing on August 1, 2008 and ending on the Closing Date (all on microfilm or microfiche, if available); (b) detailed records indicating the status of all certificates representing ownership of the Acquired Fund Shares issued since inception of the Acquired Fund (e.g., indicating whether the certificates are outstanding or cancelled); and, if applicable, (c) for each Acquired Fund Shareholder, a record indicating the dollar amount of such shareholder’s Acquired Fund Share holdings as of such date representing that portion of such holdings subject to a CDSC as of such date and that portion of such holdings not subject to a CDSC as of such date, together with such other information with respect thereto as the Surviving Fund may reasonably request.

10. Entire Agreement

Trust I and Trust X agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Article 4 hereof or required in connection with paragraph 8.6 hereof and that this Agreement constitutes the entire agreement between the parties.

11. Termination

11.1 This Agreement may be terminated by the mutual agreement of Trust I and Trust X. In addition, either party may at its option terminate this Agreement unilaterally at or prior to the Closing Date because of:

(a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and that reasonably appears will not or cannot be met.

11.2 In the event of any such termination, there shall be no liability for damages on the part of either Trust I or Trust X, or their respective trustees or officers, to the other party or its trustees or officers, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12. Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Trust X and Trust I; provided, however, that following the Meeting, no such amendment may have the effect of changing the provisions for determining the number of Reorganization Shares to be issued to the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; and provided further that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13. Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be personally delivered or given by prepaid telegraph, telecopy or certified mail addressed to Trust I, on behalf of the MFS Value Fund or Trust X, on behalf the MFS Strategic Value Fund (as applicable), 500 Boylston Street, Boston, Massachusetts 02116, Attention: Assistant Secretary.

19

14. Miscellaneous

14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 A copy of Trust I’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. Trust X acknowledges that the obligations of or arising out of this instrument are not binding upon any of the Surviving Fund’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Surviving Fund in accordance with its proportionate interest hereunder. Trust X further acknowledges that the assets and liabilities of each series of the Surviving Fund are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the Surviving Fund.

14.6 A copy of Trust X’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. Trust I acknowledges that the obligations of or arising out of this instrument are not binding upon any of Acquired Fund’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of Trust X in accordance with its proportionate interest hereunder. Trust I further acknowledges that the assets and liabilities of each series of Trust X are separate and distinct and that the obligations arising out of this instrument are binding solely upon the assets or property of the Acquired Fund.

14.7 Notwithstanding Article 12 of this Agreement, but subject to the first proviso contained therein, either party to this Agreement, with the consent of its President, Vice President, Secretary or Assistant Secretary, may waive any condition (other than that contained in paragraph 8.6 hereof) or covenant to which the other party is subject or may modify such condition or covenant in a manner deemed appropriate by any such officer.

20

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer thereof.

MFS SERIES TRUST I, on its behalf and on behalf of MFS VALUE FUND, one of its series

By:
Susan S. Newton
Assistant Secretary

MFS SERIES TRUST X, on its behalf and on behalf of MFS STRATEGIC VALUE FUND, one of its series

By:
Maria F. Dwyer President

21

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

Relating to the Acquisition of the Assets and Liabilities of

MFS STRATEGIC VALUE FUND,

a series of MFS Series X

by and exchange for shares of

MFS VALUE FUND,

a series of MFS Series Trust I

May __, 2009

This Statement of Additional Information (the “Statement”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement (the “Prospectus”) of the MFS Value Fund (the “Value Fund”) dated May __, 2009 relating to the sale of all or substantially all of the assets of the MFS Strategic Value Fund (the “Strategic Value Fund”) to the Value Fund.

This Statement is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus. This Statement should be read in conjunction with the Prospectus. Investors may obtain a free copy of the Prospectus or either or both of the Statements of Additional Information by writing MFS Service Center, Inc., P.O. Box 55824, Boston, MA 02205-5824, or by calling 1-800-225-2606.

ADDITIONAL INFORMATION ABOUT THE VALUE FUND

The Value Fund’s Statement of Additional Information dated January 1, 2009, as amended, has been filed with the Securities and Exchange Commission and is incorporated herein in its entirety by reference.

ADDITIONAL INFORMATION ABOUT THE STRATEGIC VALUE FUND

The Strategic Value Fund’s Statement of Additional Information dated April 1, 2009, as amended, has been filed with the Securities and Exchange Commission and is incorporated herein in its entirety by reference.

B-1

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Ernst & Young LLP is the Independent Registered Public Accounting Firm for each of the Value Fund and the Strategic Value Fund, providing audit services, tax return review, and other consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings for each of the Value Fund and the Strategic Value Fund.

The following documents are incorporated by reference into this Statement: (i) the Value Fund’s Annual Report for the fiscal year ended August 31, 2008; (ii) the Value Fund’s Semi-Annual Report for the six-month period ended February 28, 2009; (iii) the Strategic Value Fund’s Annual Report for the fiscal year ended July 31, 2008; and (iv) the Strategic Value Fund’s Semi-Annual Report to Shareholders for the six-month period ended January 31, 2009. The audited annual financial statements for the Value Fund and the Strategic Value Fund are incorporated by reference into the Prospectus and this Statement of Additional Information and have been so included and incorporated in reliance upon the reports of Ernst & Young LLP given on their authority as experts in auditing and accounting.

Annual or semi-annual reports may be obtained by contacting MFS Service Center, Inc., (addresses noted above) and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. or on the EDGAR database on the SEC’s Internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington D.C. 20549-0102.

UNAUDITED PRO FORMA FINANCIAL STATEMENTS

In accordance with Item 14 of Form N-14, pro forma financial statements were not prepared for the proposed reorganization of MFS Strategic Value Fund into the Value Fund, since the net asset value of the Strategic Value Fund did not exceed ten percent of the net asset value of the Value Fund as of March 11, 2009.

B-2

MFS ® INVESTMENT MANAGEMENT

VOTE TODAY BY MAIL,

TOUCH-TONE PHONE OR THE INTERNET

CALL TOLL-FREE [            ]

OR LOG ON TO WWW.[        ].COM

------------------------ 999 999 999 999 99 -------------------------	THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE MFS STRATEGIC VALUE FUND

MFS STRATEGIC VALUE FUND	PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, JULY 9, 2009

The undersigned hereby appoints Mark N. Polebaum, Susan S. Newton, John M. Corcoran, Christopher R. Bohane, Timothy M. Fagan, Susan A. Pereira and Brian E. Langenfeld, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent, and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of MFS Strategic Value Fund (the “Fund”), on Thursday, July 9, 2009, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. The Trustees recommend a vote for the proposal on the reverse side.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

DATE: _________________________________

Shareholder sign here (Sign in the Box)

NOTE: Please sign exactly as name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

PLEASE FILL IN A BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.

PLEASE DO NOT USE FINE POINT PENS.

THE TRUSTEES UNANIMOUSLY RECOMMEND A VOTE “FOR” THE PROPOSAL LISTED BELOW

1.      Approval of the Agreement and Plan of Reorganization providing for the transfer of the assets of MFS Strategic Value Fund to MFS Value Fund, in exchange solely for shares of beneficial interest in MFS Value Fund and the assumption by MFS Value Fund of the liabilities of MFS Strategic Value Fund, the distribution of the MFS Value Fund shares to the shareholders of MFS Strategic Value Fund in complete liquidation and termination of MFS Strategic Value Fund.

FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE SIGN ON THE OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

MFS SERIES TRUST I

On behalf of MFS® Value Fund

PART C

OTHER INFORMATION

Item 15.	Indemnification

The Trustees and officers of the Trust and the personnel of the Trust’s investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy. The Trust and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

Reference is hereby made to (a) Article V of the Trust’s Amended and Restated Declaration of Trust, dated as of December 16, 2004, incorporated by reference to Registrant’s Post-Effective Amendment No. 45 filed with the SEC via EDGAR on December 29, 2004 and (b) Section 8 of the Shareholder Servicing Agent Agreement, incorporated by reference to MFS Series Trust II (File Nos. 33-7637 and 811-4775) Post-Effective Amendment No. 17 filed with the SEC via EDGAR on October 13, 1995.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits:

1	(a)	Amended and Restated Declaration of Trust, dated December 16, 2004. (20)

	(b)	Amendment, dated March 10, 2005, to the Declaration of Trust – Establishment and Designation of Classes for MFS Cash Reserve Fund. (25)

	(c)	Amendment, dated March 10, 2005, to the Declaration of Trust – Establishment and Designation of Class R Shares, Class R3 Shares, Class R4 Shares and Class R5 Shares for MFS Value Fund, MFS Core Growth Fund, MFS New Discovery Fund, MFS Research International Fund, MFS Strategic Growth Fund, MFS Technology Fund and MFS Value Fund. (25)

	(d)	Amendment, dated April 1, 2005, to the Declaration of Trust – Redesignation of Class R1 Shares as Class R Shares and of Class R2 Shares as Class R3 Shares for MFS Value Fund, MFS Core Growth Fund, MFS New Discovery Fund, MFS Research International Fund, MFS Strategic Growth Fund, MFS Technology Fund and MFS Value Fund. (25)

	(e)	Amendment, dated April 15, 2005, to the Declaration of Trust - Termination of classes for MFS Strategic Growth Fund J shares. (11)

	(f)	Amendment, dated June 29, 2005, to the Declaration of Trust to terminate MFS Managed Sectors Fund. (11)

	(g)	Amendment, dated February 22, 2006, to the Declaration of Trust - Establishment and Designation of Class W Shares. (24)

	(h)	Amendment, dated January 25, 2007, to the Declaration of Trust – Establishment and Designation of Class I Shares and Class R Shares. (23)

	(i)	Amendment, dated March 30, 2007, to the Declaration of Trust to terminate Class 529A, Class 529B and Class 529 C shares of MFS Strategic Growth Fund. (18)

	(j)	Amendment, dated June 22, 2007, to the Declaration of Trust to terminate MFS Strategic Growth Fund. (18)

	(k)	Amendment, dated April 22, 2008, to the Declaration of Trust – Redesignation of Class R3 Shares, Class R4 Shares and Class R5 Shares. (27)

	(l)	Amendment, dated November 14, 2008, to the Declaration of Trust – Designation for shares for MFS Cash Reserve Fund, MFS Value Fund, MFS Technology Fund, MFS Core Growth Fund, MFS New Discovery Fund, MFS Research International Fund and MFS Value Fund. (27)

	(m)	Amendment, dated December 19, 2008, to the Declaration of Trust – Establishment and Designation of Class W Shares for MFS New Discovery Fund. (27)

2	(a)	Master Amended and Restated By-Laws, dated January 1, 2002 as revised through August 22, 2007. (22)

	(b)	Appendix A, as revised December 18, 2007, to the Master Amended and Restated By-Laws, dated January 1, 2002 as revised through August 22, 2007. (17).

3		Not Applicable.

4		Plan of Reorganization; included as Exhibit A to MFS Value Fund Prospectus/Proxy Statement set forth in Part A to the Registration Statement on Form N-14; filed herewith.

5		Not Applicable.

6	(a)	Investment Advisory Agreement for the Trust, dated January 1, 2002. (4)

	(b)	Amendment, dated June 22, 2007, to the Investment Advisory Agreement, dated January 1, 2002, for the Trust. (18)

7	(a)	Distribution Agreement between the Trust and MFS Fund Distributors, Inc., dated January 1, 1995. (1)

	(b)	Dealer Agreement between MFS Fund Distributors, Inc. (“MFD”) and a dealer as of September, 2004; the Mutual Fund Agreement effective May 2002; Supplement to Mutual Fund Agreement October 2004; Amended and Restated MFS Serviced Plan Supplement to Dealer or Mutual Fund Agreement September 2006; Notice of Amendment to Dealer or Mutual Fund Agreement effective August 2005; and Rule 22c-2 Supplement to Dealer Agreement or Mutual Fund Agreement August, 2006. (14)

8	(a)	Master Retirement Plan for Non-Interested Person Trustees, dated January 1, 1991, as amended and restated February 10, 1999. (2)

	(b)	Amendment, dated July 1, 2002, to Master Retirement Plan for Non-Interested Person Trustees. (15)

	(c)	Retirement Benefit Deferral Plan, dated July 1, 2002. (13)

9	(a)	Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated December 18, 2006. (23)

	(b)	Appendix A, as of March 10, 2009, to the Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated December 18, 2006. (16)

	(c)	Fund Accounting Agreement between the Registrant and State Street Bank and Trust Company, dated December 18, 2006. (28)

	(d)	Appendix A, as of March 10, 2009, to the Fund Accounting Agreement between the Registrant and State Street Bank and Trust Company, dated December 18, 2006. (16)

	(e)	Special Custody Account Agreement between State Street Bank and Trust Company, each MFS U.S. registered investment company (listed on Exhibit A) and Morgan Stanley & Co. Incorporated, dated March 22, 2000. (31)

	(f)	Amendment, dated July 30, 2007, to the Special Custody Account Agreement. (31)

10	(a)	Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective January 1, 1997, as Amended and Restated, effective March 1, 2009. (29)

	(b)	Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 effective September 6, 1996, as amended and restated effective April 19, 2008. (6)

	(c)	Exhibit A, dated September 23, 2008, to the Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940. (3)

11		Opinion of Susan Newton, including consent, dated April 8, 2009; filed herewith.

12		Form of Opinion of Ropes & Gray LLP as to tax matters, including consent; to be filed by amendment.

13	(a)	Shareholder Servicing Agent Agreement, dated September 10, 1986. (26)

	(b)	Amendment to Exhibit B, dated April 1, 2003, to the Amended and Restated Shareholder Servicing Agent Agreement. (9)

	(c)	Amendment to Shareholder Servicing Agreements, dated February 22, 2005. (21)

	(d)	Master Administrative Services Agreement dated March 1, 1997, as amended and restated January 1, 2008. (12)

	(e)	Exhibit A, as revised September 23, 2008, to the Master Administrative Services Agreement, dated March 1, 1997, as amended and restated January 1, 2008. (10)

	(f)	Exhibit D, as revised January 1, 2009, to the Master Administrative Services Agreement, dated March 1, 1997, as amended and restated January 1, 2008. (7)

	(g)	Master 529 Administrative Service Agreement, amended and restated April 1, 2008. (6)

	(h)	Amended and Restated Special Servicing Agreement, dated January 1, 2008. (5)

14		Consent of Ernst & Young LLP on behalf of MFS Value Fund and MFS Strategic Value Fund; filed herewith.

15		Not Applicable.

16	(a)	Power of Attorney, (Trustees), dated February 24, 2009; filed herewith.

	(b)	Power of Attorney (Maria Dwyer and John Corcoran), dated February 24, 2009; filed herewith.

17	(a)	MFS Value Fund’s Prospectus and Statement of Additional Information, dated January 1, 2009. (27)

	(b)	MFS Value Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2008. (30)

	(c)	MFS Value Fund’s Semi-Annual Report to Shareholders for the fiscal period ended February 28, 2009; to be filed by amendment.

	(d)	MFS Strategic Value Fund’s Prospectus and Statement of Additional Information, dated December 1, 2008. (19)

	(e)	MFS Strategic Value Fund’s Annual Report to Shareholders for the fiscal year ended July 31, 2008. (8)

	(f)	MFS Strategic Value Fund’s Semi-Annual Report to Shareholders for the period year ended January 31, 2009. (32)

(1)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 20 filed with the SEC via EDGAR on March 30, 1995.

(2)	Incorporated by reference to MFS Government Limited Maturity Fund (File Nos. 2-96738 and 811-4253) Post-Effective Amendment No. 20 filed with the SEC via EDGAR on February 26, 1999.

(3)	Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 68 filed with the SEC via EDGAR on November 26, 2008.

(4)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 40 filed with the SEC via EDGAR on July 30, 2002.

(5)	Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 41 filed with the SEC via EDGAR on March 28, 2008.

(6)	Incorporated by reference to Massachusetts Investors Trust (File Nos. 2-11401 and 811-203) Post-Effective Amendment No. 91 filed with the SEC via EDGAR on April 28, 2008.

(7)	Incorporated by reference to MFS Series Trust II (File Nos. 33-7637 and 811-4775) Post-Effective Amendment No. 41 filed with the SEC via EDGAR on March 27, 2009.

(8)	Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Form N-CSR filed with the SEC via EDGAR on October 6, 2008.

(9)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 42 filed with the SEC via EDGAR on October 30, 2003.

(10)	Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 67 filed with the SEC via EDGAR on September 25, 2008.

(11)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 47 filed with the SEC via EDGAR on December 29, 2005.

(12)	Incorporated by reference to MFS Series Trust II (File Nos. 33-7637 and 811-4775) Post-Effective Amendment No. 40 filed with the SEC via EDGAR on March 27, 2008.

(13)	Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 44 filed with the SEC via EDGAR on August 1, 2002.

(14)	Incorporated by reference to MFS Series Trust VIII (File Nos. 33-37972 and 811-5262) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on December 28, 2006

(15)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 41 filed with the SEC via EDGAR on December 27, 2002.

(16)	Incorporated by reference to MFS Variable Insurance Trust II Registration Statement on Form N-14 (File Nos. 333-157868) filed with the SEC via EDGAR on March 12, 2009.

(17)	Incorporated by reference to MFS Series Trust XI (File Nos. 33-68310 and 811-7992) Post-Effective Amendment No. 26 filed with the SEC via EDGAR on January 25, 2008.

(18)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 53 filed with the SEC via EDGAR on December 27, 2007.

(19)	Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 68 filed with the SEC via EDGAR on November 26, 2008.

(20)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 45 filed with the SEC via EDGAR on December 29, 2004.

(21)	Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 55 filed with the SEC via EDGAR on March 14, 2005.

(22)	Incorporated by reference to MFS Series Trust XV (File Nos. 2-96738 and 811-4253) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on August 24, 2007.

(23)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed with the SEC via EDGAR on January 29, 2007.

(24)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 48 filed with the SEC via EDGAR on February 24, 2006.

(25)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 46 filed with the SEC via EDGAR on March 31, 2005.

(26)	Incorporated by reference to MFS Series Trust II (File Nos. 33-7637 and 811-4775) Post-Effective Amendment No. 17 filed with the SEC via EDGAR on October 13, 1995.

(27)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 54 filed with the SEC via EDGAR on December 23, 2008.

(28)	Incorporated by reference to MFS Series Trust XII (File No. 333-1380131) Post-Effective Amendment No. 7 filed with the SEC via EDGAR on June 28, 2007.

(29)	Incorporated by reference to MFS Series Trust VIII (File Nos. 33-37972 and 811-5262) Post-Effective Amendment No. 30 filed with the SEC via EDGAR on February 26, 2009.

(30)	Incorporated by reference to Registrant’s Form N-CSR filed with the SEC via EDGAR on November 7, 2008.

(31)	Incorporated by reference to MFS/Sun Life Series Trust (File Nos. 2-83616 and 811-3732) Post-Effective Amendment No. 40 filed with the SEC via EDGAR on October 3, 2007.

(32)	Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Form N-CSR filed with the SEC via EDGAR on April 6, 2009.

Item 17.	Undertakings

(a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (a) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(c) The Registrant agrees to file an executed copy of an opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this Registration Statement within a reasonable time after receipt of such opinion.

NOTICE

A copy of the Amended and Restated Declaration of Trust, as amended, is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Registration Statement has been executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders of the Registrant individually, but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 9th day of April, 2009.

MFS SERIES TRUST I

By:	MARIA F. DWYER*
Name:	Maria F. Dwyer
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities indicated on April 9, 2009.

SIGNATURE	TITLE

MARIA F. DWYER* Maria F. Dwyer	President (Principal Executive Officer)

JOHN M. CORCORAN* John M. Corcoran	Principal Financial and Accounting Officer

ROBERT E. BUTLER* Robert E. Butler	Trustee

LAWRENCE H. COHN* Lawrence H. Cohn	Trustee

MAUREEN R. GOLDFARB* Maureen R. Goldfarb	Trustee

DAVID H. GUNNING* David H. Gunning	Trustee

WILLIAM R. GUTOW* William R. Gutow	Trustee

MICHAEL HEGARTY Michael Hegarty	Trustee

J. ATWOOD IVES* J. Atwood Ives	Trustee

JOHN P. KAVANAUGH* John P. Kavanaugh	Trustee

ROBERT J. MANNING* Robert J. Manning	Trustee

ROBERT C. POZEN* Robert C. Pozen	Trustee

J. DALE SHERRATT* J. Dale Sherratt	Trustee

LAURIE J. THOMSEN* Laurie J. Thomsen	Trustee

ROBERT W. UEK* Robert W. Uek	Trustee

*By:	SUSAN S. NEWTON
Name:	Susan S. Newton as Attorney-in-fact

Executed by Susan S. Newton on behalf of those indicated pursuant to a Power of Attorney, dated February 24, 2009 (Trustees) and a Power of Attorney, dated February 24, 2009 (Dwyer) (Corcoran); filed herewith.

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

4	Plan of Reorganization; included as Exhibit A to MFS Value Fund Prospectus/Proxy Statement set forth in Part A to the Registration Statement on Form N-14.

11	Opinion of Susan Newton, including consent, dated April 8, 2009.

14	Consent of Ernst & Young LLP on behalf of MFS Value Fund and MFS Strategic Value Fund.

16 (a)	Power of Attorney, (Trustees), dated February 24, 2009.

(b)	Power of Attorney (Maria Dwyer and John Corcoran), dated February 24, 2009.